UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.   )

Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

BJ’S RESTAURANTS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
☐	Fee paid previously with preliminary materials.

BJ's
10840
CURBSIDE EXPRESS
TAKE

BJ's

2026

PROXY STATEMENT

BJ’S RESTAURANTS, INC.

7755 Center Avenue, Suite 300

Huntington Beach, California 92647

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held June 11, 2026

Dear Shareholders:

You are cordially invited to attend the BJ’s Restaurants, Inc. Annual Meeting of Shareholders on Thursday, June 11, 2026, at 9:00 a.m. (Pacific Daylight Time). The meeting will be held at our Restaurant Support Center, 7755 Center Avenue, 4th Floor, Huntington Beach, California 92647.

We are holding the meeting to:

(1)
Elect eight members of our Board of Directors to serve until our next Annual Meeting of Shareholders and until their successors are elected and qualified;
(2)
Approve, on an advisory and non-binding basis, the compensation of our Named Executive Officers;
(3)
Ratify the appointment of KPMG LLP as our independent registered public accounting firm (“independent auditor”) for fiscal 2026;
(4)
Transact any other business as may properly come before the meeting or any adjournments or postponements thereof.

If you owned our common stock at the close of business on April 13, 2026 (the “Record Date”), you may attend and vote at the meeting. For a period of at least ten days prior to the meeting, a complete list of shareholders entitled to vote at the meeting will be open for examination by any shareholder during ordinary business hours at our Restaurant Support Center located at 7755 Center Avenue, Suite 300, Huntington Beach, California 92647.

We are pleased to take advantage of the U.S. Securities and Exchange Commission rule that allows companies to furnish proxy materials to their shareholders over the Internet. As a result, we are mailing to our shareholders a Notice of Internet Availability of Proxy Materials (the “Notice”) instead of a paper copy of this Proxy Statement and our Annual Report for fiscal 2025. We believe that this process allows us to provide our shareholders with the information they need in a timelier manner, while lowering the costs of printing and distributing our proxy materials and reducing the environmental impact. The Notice contains instructions on how to access those documents over the Internet. The Notice also contains instructions on how to request a paper copy of our proxy materials, including this Proxy Statement, our Annual Report and a proxy card.

Your vote is important. Whether or not you plan to attend the meeting, you are urged to vote your shares as early as possible by mail, telephone or internet as instructed on your proxy card or Notice.

Registered holders may vote by:

1.
Internet: go to http://www.investorvote.com/BJRI
2.
Toll-free telephone: call 1-800-652-VOTE (8683) within the United States, Canada and Puerto Rico any time on a touch tone telephone.
3.
Mail (if you received a paper copy of the proxy materials by mail): mark, sign, date and promptly mail the proxy card in the postage-paid envelope.

Any proxy may be revoked at any time prior to the final vote at the Annual Meeting of Shareholders.

Beneficial Shareholders. If your shares are held in the name of a broker, bank or other holder of record, follow the voting instructions you receive from the holder of record to vote your shares.

On behalf of our Board of Directors and management team, thank you for your support.

Sincerely,

Lea Anne S. Ottinger Chair of the Board	Lyle D. Tick Chief Executive Officer and President

April 22, 2026

Huntington Beach, California

IF YOU PLAN TO ATTEND THE MEETING

Please note that attendance will be limited to shareholders. Admission will be on a first-come, first-served basis. To the extent attendance is in person, shareholders may be asked to present valid picture identification, such as a driver’s license or passport. Shareholders holding stock in brokerage accounts (“street name” holders) will need to bring a copy of a brokerage statement reflecting stock ownership as of the Record Date. Cameras, recording devices and other electronic devices will not be permitted at the Annual Meeting.

Information Concerning Solicitation of Proxies and Voting

BJ’S RESTAURANTS, INC.

7755 Center Avenue, Suite 300

Huntington Beach, California 92647

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

June 11, 2026

INFORMATION CONCERNING SOLICITATION OF PROXIES AND VOTING

The following information is provided in connection with the solicitation of proxies by and on behalf of the Board of Directors of BJ’s Restaurants, Inc. with respect to our 2026 Annual Meeting of Shareholders (the “Annual Meeting”) and adjournments or postponements thereof. The Annual Meeting will be held on Thursday, June 11, 2026, at our Restaurant Support Center, 7755 Center Avenue, 4th Floor, Huntington Beach, California 92647 at 9:00 a.m., Pacific Daylight Time, for the purposes stated in the Notice of Annual Meeting of Shareholders preceding this Proxy Statement.

SOLICITATION AND REVOCATION OF PROXIES

A form of proxy is being furnished to each shareholder and is solicited on behalf of our Board of Directors for use at the Annual Meeting. The proxy materials, including this Proxy Statement, proxy card and our Annual Report for fiscal 2025, are being distributed and made available on or about April 22, 2026. This Proxy Statement contains important information for you to consider when deciding how to vote on the matters brought before the Annual Meeting. Please read it carefully.

In accordance with the rules and regulations adopted by the U.S. Securities and Exchange Commission (“SEC”), we have elected to provide our shareholders access to our proxy materials over the Internet. Accordingly, a Notice of Internet Availability of Proxy Materials (the “Notice”) will be mailed on or about April 22, 2026, to our shareholders who owned our common stock at the close of business on April 13, 2026 (the “Record Date”). Shareholders will have the ability to access the proxy materials on a website referred to in the Notice or request a printed set of the proxy materials be sent to them by following the instructions on the Notice.

The Notice will also provide instructions on how you can elect to receive future proxy materials electronically or in printed form by mail. If you choose to receive future proxy materials electronically, you will receive an email next year with instructions containing a link to the proxy materials and a link to the proxy voting site. Your election to receive proxy materials electronically or in printed form by mail will remain in effect until you terminate such election. Choosing to receive future proxy materials electronically will allow us to provide you with the information you need in a timelier manner, will save us the cost of printing and mailing documents to you, and will conserve natural resources.

We will bear the cost of the solicitation of proxies, including the charges and expenses of brokerage firms and others forwarding the solicitation materials to beneficial owners of stock. We may reimburse persons holding shares in their names or the names of their nominees for the benefit of others, such as brokerage firms, banks, depositaries, and other fiduciaries, for costs incurred in forwarding solicitation materials to their principals. The costs of such solicitation are not expected to exceed $10,000. Our directors, officers and regular administrative team members may solicit proxies personally, by telephone or by electronic communication but will not be separately compensated for such solicitation services.

Shareholders are requested to complete, date and sign the proxy card provided to them and return it promptly to us. Alternatively, internet and telephone voting will be available through 11:00 p.m., Pacific Daylight Time, on June 10, 2026. Any proxy given may be revoked by a shareholder at any time before it is voted at the Annual Meeting and all adjournments thereof by filing with our Secretary a notice in writing revoking it, or by duly executing and submitting a proxy bearing a later date via the internet, telephone or mail. Proxies may also be revoked by any shareholder present at the Annual Meeting who expresses a desire to vote their shares in person.

1	2026 Proxy Statement

Solicitation and Revocation of Proxies

Unless contrary instructions are specified, if the proxy is completed and submitted (and not revoked) prior to the Annual Meeting, the shares represented by the proxy will be voted (i) FOR the election of all eight of the nominee-directors specified herein; (ii) FOR the approval of the compensation of Named Executive Officers (on an advisory and non-binding basis); and (iii) FOR the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for fiscal year 2026. Where a specification is indicated in the proxy, the shares represented by the proxy will be voted and cast in accordance with the specification made therein. As to other matters, if any, to be voted upon, the persons designated as proxies will take such actions as recommended by our Board of Directors. The persons named as proxies were selected by our Board of Directors, and each of them is one of our officers.

Your execution of a proxy card or submission of your vote via the internet or telephone will not affect your right as a shareholder to attend the Annual Meeting and to vote in person.

If your shares are registered directly in your name, you are considered the shareholder of record with respect to those shares. If your shares are held in a stock brokerage account or by a bank, trust or other nominee, then the broker, bank, trust or other nominee is considered to be the shareholder of record with respect to those shares, while you are considered the beneficial owner of those shares. In that case, your shares are said to be held in “street name.” Street name holders generally cannot vote their shares directly and must instead instruct the broker, bank, trust or other nominee how to vote their shares.

If you are a street name holder and fail to instruct the shareholder of record how you want to vote your shares on a particular matter, those shares are considered to be “uninstructed.” New York Stock Exchange rules determine the circumstances under which member brokers of the New York Stock Exchange may exercise discretion to vote “uninstructed” shares held by them on behalf of their clients who are street name holders. These rules apply to brokers holding our shares even though our Common Stock is traded on the Nasdaq Select Global Market. With respect to the election of the nominees for director and the proposal to approve the compensation of Named Executive Officers (on an advisory and non-binding basis), the rules do not permit member brokers to exercise voting discretion as to the uninstructed shares. With respect to the proposal to ratify the selection of KPMG LLP as our independent auditor for our 2026 fiscal year, the rules treat such a proposal as “routine” and permit member brokers to exercise voting discretion as to the uninstructed shares.

For matters with respect to which the broker, bank or other nominee does not have, or has but does not exercise, voting discretion, the uninstructed shares will be referred to as a “broker non-vote.” Under our Bylaws and California law, shares represented by proxies that reflect abstentions or “broker non-votes” will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum. If you properly submit your proxy but abstain from voting for one or more director nominees or abstain from voting on the other proposals, your shares will be counted as present at the Annual Meeting for the purpose of determining a quorum and for the purpose of calculating the vote on the particular matter(s) with respect to which you abstained from voting. If you do not submit your proxy or voting instructions and also do not vote by ballot at the Annual Meeting, your shares will not be counted as present at the meeting for the purpose of determining a quorum unless you hold your shares in street name and the broker, bank, trust or other nominee has discretion to vote your shares and does so.

If you do not vote your shares for one or more of the director nominees (whether by broker non-vote or otherwise), this will have no effect on the outcome of the vote. With respect to the proposal to approve the compensation of Named Executive Officers (on an advisory and non-binding basis) and the proposal to ratify the selection of KPMG LLP as our independent auditor, selecting abstain when voting will have the same effect as a vote against the proposal. Similarly, if you do not vote your shares (or, for shares held in street name, if you do not submit voting instructions and your broker, bank, trust or other nominee does not or may not vote your shares), this will have the same effect as a vote against the proposal.

BJ's Restaurants, Inc.	2

Householding of Annual Meeting Materials

HOUSEHOLDING OF ANNUAL MEETING MATERIALS

Some banks, brokers, and other nominee record holders may participate in the practice of “householding” proxy statements and annual reports. This means that only one copy of the Notice, this Proxy Statement and the Annual Report for Fiscal 2025 may have been sent to multiple shareholders in your household. If you would like to obtain another copy of either document, please contact our Investor Relations Department at 7755 Center Avenue, Suite 300, Huntington Beach, California 92647, telephone (714) 500-2400. If you want to receive separate copies of the proxy statement and annual report in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holder, or you may contact us at the above address or telephone number.

SHAREHOLDERS ENTITLED TO VOTE

Only holders of record of shares of our Common Stock on the Record Date, which is the close of business on April 13, 2026 will be entitled to notice of, and to vote at, the Annual Meeting. On the Record Date, there were 21,019,486 shares of Common Stock issued and outstanding, with one vote per share.

3	2026 Proxy Statement

Proposal 1: Election of Directors • Director Nomination Process

ELECTION OF DIRECTORS

(PROPOSAL NO. 1 ON PROXY CARD)

The number of directors on our Board of Directors shall not be fewer than seven nor more than thirteen in accordance with our Bylaws. The exact number is fixed from time to time by our Board of Directors and is currently set at eight.

All directors are subject to election at each Annual Meeting of Shareholders. At this Annual Meeting, eight directors will be elected to serve until the next Annual Meeting of Shareholders and until their respective successors are elected and qualified. The nominees for election as directors at this Annual Meeting are set forth in the table below. All nominees are recommended by our Board of Directors for election at the Annual Meeting, and all nominees currently serve on our Board of Directors. In the event that any of the nominees for director should become unable to serve if elected, it is intended that shares represented by proxies which are executed and returned will be voted for such substitute nominee(s) as may be recommended by our existing Board of Directors. The Board of Directors may elect to fill interim vacancies of directors. Each of our officers is elected by, and serves at the discretion of, the Board of Directors, subject to the terms of any employment agreement.

The eight nominees receiving the highest number of votes cast “For” their election at the Annual Meeting will be elected as our directors. Proxies cannot be voted for a greater number of persons than the number of nominees named in this Proxy Statement. Under our majority voting policy, any director nominee who receives a greater number of “Withhold” votes than “For” votes with respect to their election shall tender their resignation within 15 days of the final vote. See the description of our majority voting policy in “Corporate Governance - Majority Voting Policy” below.

Subject to certain exceptions specified below, shareholders of record on the Record Date are entitled to cumulate their votes in the election of our directors (i.e., they are entitled to the number of votes determined by multiplying the number of shares held by them times the number of directors to be elected) and may cast all of their votes so determined for one nominee or spread their votes among two or more nominees as they see fit. No shareholder shall be entitled to cumulate votes for a given candidate for director unless such candidate’s name has been properly placed in nomination prior to the vote and the shareholder has given notice at the Annual Meeting, prior to the voting, of the shareholder’s intention to cumulate his or her votes. If any shareholder has given such notice, all shareholders may cumulate their votes for candidates in nomination. Discretionary authority to cumulate votes is hereby solicited by the Board of Directors if any shareholder gives notice of such shareholder’s intention to exercise the right to cumulative voting. In that event, the Board of Directors will instruct the proxy holders to vote all shares represented by proxies in a manner that will result in the approval of the maximum number of directors from the nominees selected by the Board of Directors that may be elected with the votes held by the proxy holders.

Director Nomination Process

The Board of Directors (the “Board”) and the Governance and Nominating Committee periodically review and assess the size and composition of the Board in light of the collective skills and experience of current Board members and the perceived needs of the Board at a particular point in time. Our Corporate Governance Guidelines set forth the general qualifications for Board membership and procedures for identification of prospective Board candidates. The Governance and Nominating Committee, with the input of other members of the Board, develops and reviews background information on candidates for the Board and makes recommendations to the Board regarding such candidates. The Committee considers candidates for Board membership suggested by its members and other Board members, as well as candidates suggested by members of our management and by our shareholders. The Board may periodically retain search firms to assist in identifying and evaluating potential candidates for our Board. A shareholder who wishes to recommend a prospective candidate for nomination by the Board should notify any member of the Governance and Nominating Committee in writing with whatever supporting material the shareholder considers appropriate.

BJ's Restaurants, Inc.	4

Proposal 1: Election of Directors • Director Nomination Process

The Governance and Nominating Committee considers whether to nominate any person nominated by a shareholder pursuant to the provisions of our Bylaws relating to shareholder nominations. Our Bylaws provide that only persons who are nominated in accordance with specified Bylaw procedures shall be eligible for election as directors. Nominations of persons for election to the Board may be made at a meeting of shareholders by, or at the direction of, the Board or by any shareholder entitled to vote for the election of directors who complies with certain notice procedures set forth in the Bylaws. To be timely in the case of an annual meeting, a shareholder’s notice must be delivered to or mailed and received at our principal executive offices not later than the close of business on the 60th day and no earlier than the close of business on the 90th day prior to the first anniversary of the date on which we first mailed proxy materials for the preceding year’s annual meeting. However, in the event that the date of the annual meeting is more than 30 days before or after the one year anniversary of the date on which the preceding annual meeting was called, notice by the shareholder must be received no earlier than the close of business on the 10th day following the day on which public disclosure of the date of the annual meeting was first made. The shareholder’s notice must set forth certain information concerning the proposed nominee(s) and the shareholder giving notice, as set forth in the Bylaws.

Once the Governance and Nominating Committee has identified a prospective nominee, the Committee makes an initial determination as to whether to conduct a full evaluation of the candidate. This initial determination is based on whatever information is provided to the Committee with the recommendation of the prospective candidate, as well as the Committee’s own knowledge of the prospective candidate, which may be supplemented by inquiries to the person making the recommendation or others. The preliminary determination is based primarily on the need for additional Board members to fill vacancies, provide specific expertise or expand the size of the Board and the likelihood that the prospective nominee can satisfy the evaluation factors described below. If the Committee determines, in consultation with the Chair of the Board and other Board members, as appropriate, that additional consideration is warranted, it may request a third-party search firm to gather additional information about the prospective nominee’s background and experience and to report its findings to the Committee. The Committee then evaluates the prospective nominee against the following standards and qualifications:

•
the ability of the prospective nominee to represent the interests of all our shareholders;
•
the prospective nominee’s standards of integrity, commitment and independence of thought and judgment;
•
the prospective nominee’s ability to dedicate sufficient time, energy and attention to the diligent performance of his or her duties, including the prospective nominee’s service on other public company boards;
•
the prospective nominee’s ability to qualify as a director when we apply for and hold certain business and liquor licenses where such qualification is required;
•
the extent to which the prospective nominee contributes to the range of talent, skill and expertise appropriate for the Board;
•
Nasdaq listing requirements and applicable state and federal laws or regulations relating to Board composition; and
•
the extent to which the prospective nominee helps the Board reflect the diversity of our shareholders, team members, guests, other stakeholders, and communities.

The Committee also considers such other relevant factors as it deems appropriate, including the current composition of the Board, the balance of independent and non-independent directors, specific business and financial expertise, experience as a director of a public company, the need for Audit Committee expertise, the evaluations of other prospective nominees, and diversity. The Board considers a number of factors relating to Board diversity, including but not limited to the sex, gender identity, race, ethnicity, geography and age of prospective nominees. The Board is committed to maintaining its diversity through the recruitment of qualified members with diverse backgrounds to fill Board vacancies as they occur.

5	2026 Proxy Statement

Proposal 1: Election of Directors • Director Nomination Process

In connection with this evaluation, the Committee determines whether to interview the prospective nominee(s), and if warranted, one or more members of the Committee, and others as appropriate, interview the prospective nominee(s). After completing this evaluation and interview, the Committee makes a recommendation to the full Board as to the person(s) who should be nominated by the Board, and the Board determines the nominee(s) after considering the recommendation and report of the Committee.

The Board has adopted age limits for members of our Board which require that any person who has reached the age of 75 shall not be nominated for initial election to the Board. However, the Governance and Nominating Committee may recommend, and the Board may approve the nomination for re-election of a director at or after the age of 75 if, in light of all the circumstances, the Board believes it is in our best interests and the best interests of our shareholders.

We have entered into an employment agreement with Lyle Tick, our Chief Executive Officer and President, that requires us to take all reasonable action within our control to cause him to be appointed and nominated for election to our Board for so long as he continues to serve as our Chief Executive Officer.

Director Nominees

Director Nominee Highlights

Independent Directors	Tenure	Age

1
7
Independent

7 of 8
Director Nominees
are Independent

3
10+ yrs
4
0-5 yrs
1
6-9 yrs

Average Tenure:
9 years

1
35-45 yrs
2
46-55 yrs
2
56-65 yrs
3
66 yrs or older

Average Age:
59 years

Gender	Ethnic Diversity

3
Female
5
Male

3 of 8
Director Nominees
are Female

3
Diverse
5
Non-Diverse

3 of 8
Director Nominees
are Ethnically Diverse

BJ's Restaurants, Inc.	6

Proposal 1: Election of Directors • Director Nominees

Board Nominee Diversity Matrix (As of April 22, 2026)

Total Number of Directors	8

	Female	Male	Non-Binary	Did Not Disclose Gender

Part I: Gender Identity

Directors	3	5	—	—

Part II: Demographic Background	—	—	—	—

African American or Black	—	1	—	—

Alaskan Native or Native American	—	—	—	—

Asian	1	—	—	—

Hispanic or Latino	—	1	—	—

Native Hawaiian or Pacific Islander	—	—	—	—

White	2	3	—	—

Two or More Races or Ethnicities	—	—	—	—

LGBTQ+	—

Director Nominee Biographies and Qualifications. The following table sets forth certain information concerning the nominees for election as directors:

Nominee	Principal Occupation	Age

Bina Chaurasia	Retired Chief Administrative and Operating Officer, Tanium	63

James A. Dal Pozzo	Former Chairman of the Board and Chief Executive Officer, The Jacmar Companies	67

Noah A. Elbogen	Partner and Chief Financial Officer, Act III Holdings, LLC	43

Lea Anne S. Ottinger	Strategic Business Consultant; Managing Partner, LMR Advisors	67

C. Bradford Richmond	Retired Chief Financial Officer, Darden Restaurants, Inc.	67

Julius W. Robinson, Jr.	Chief Operating Officer, Western United States and Gaylord Hotels Nationwide at Marriott International, Inc.	53

Janet M. Sherlock	Founder and Chief Executive Officer, org.works	60

Lyle D. Tick	Chief Executive Officer and President, BJ’s Restaurants, Inc.	50

Each nominee brings unique capabilities to the Board, and the Board believes the nominees as a group have the experience and skills in areas such as general business management, corporate governance, leadership development, restaurant management, finance, risk management and corporate communications that are necessary to effectively oversee our Company. In addition, the Board believes that each of our directors possesses high standards of ethics, integrity and professionalism, sound judgment, community leadership and a commitment to representing the long-term interests of our shareholders. The following is a summary of the business background of each nominee as well as other information about each nominee’s qualifications to serve as a director of our Company:

7	2026 Proxy Statement

Proposal 1: Election of Directors • Director Nominees

BINA CHAURASIA

Age: 63 Director since 2020 Committees: • Compensation (Chair) • Governance and Nominating

Director Qualifications: Ms. Chaurasia has extensive management and human resources experience from her over 25 years in senior leadership positions in some of the world's most recognized companies. We believe her experience provides substantial strategic, operational, and human capital insight to the Board, Compensation, and Governance and Nominating Committees.

Biography: Ms. Chaurasia has been a member of our Board of Directors since November 2020. Ms. Chaurasia served as Chief Administrative and Operating Officer for Tanium, an endpoint security and systems management company based in Emeryville, California, from June 2021 to January 2024. In that role, she was responsible for Human Resources, Strategy, Global Enablement, Procurement, Information Technology, and Real Estate. Prior to that role, Ms. Chaurasia held the roles of Chief Administrative Officer and Chief People Officer for Tanium from August 2017 to June 2021. Ms. Chaurasia previously served as Chief Human Resources Officer at Ericsson from 2010 to 2016, Vice President of Global Talent for Hewlett-Packard from 2007 to 2010, and Vice President of Global Human Resources at Gap Inc. from 2003 to 2007. Ms. Chaurasia also previously held senior leadership roles at PepsiCo-Yum! and at Sun Microsystems.

JAMES (“JIM”) A. DAL POZZO

Age: 67 Director since 2001 Committees: • Audit (Chair) • Governance and Nominating

Director Qualifications: Mr. Dal Pozzo’s experience as the Chairman of the Board and former Chief Executive Officer of a holding company with interests in foodservice distribution, restaurants and real estate development provides him with extensive knowledge of the food distribution, supply chain operations and restaurant industries. Mr. Dal Pozzo is a Certified Public Accountant, and his significant financial experience also qualifies him as an Audit Committee financial expert under applicable rules of the SEC.

Biography: Mr. Dal Pozzo has been a member of our Board of Directors since January 2001. Mr. Dal Pozzo served as Chairman of the Board of The Jacmar Companies, a food distribution company servicing restaurants in California and Nevada, from January 2013 to December 2019, as Chief Executive Officer from January 2013 to December 2017, as President from 1993 to January 2013, and as Chief Financial Officer and Treasurer from 1987 to 1992. Prior to working for The Jacmar Companies, Mr. Dal Pozzo served as Chief Financial Officer of the Ojai Ranch and Investment Company in 1992. Mr. Dal Pozzo is a Certified Public Accountant and was with Peat Marwick from 1981 to 1987, where he specialized in the restaurant, distribution, retail and manufacturing industries.

BJ's Restaurants, Inc.	8

Proposal 1: Election of Directors • Director Nominees

NOAH A. ELBOGEN

Age: 43 Director since 2014 Committees: • Audit • Finance

Director Qualifications: Mr. Elbogen has significant investment, financial and operations experience from 20 years as an institutional investor, equity research analyst, public company director, and senior executive focused primarily on the restaurant industry. Mr. Elbogen’s significant financial experience also qualifies him as an Audit Committee financial expert under applicable rules of the SEC.

Biography: Mr. Elbogen has been a member of our Board of Directors since June 2014. Mr. Elbogen currently serves as a Partner and Chief Financial Officer of Act III Holdings, LLC, which he joined in May 2019. From August 2016 to June 2019, Mr. Elbogen served as Managing Member and Chief Executive Officer of Misada Capital Group LLC. From July 2011 to July 2016, Mr. Elbogen served as an Investment Analyst at Luxor Capital Group, LP, where he focused primarily on the restaurant sector. Prior to joining Luxor Capital Group, Mr. Elbogen served as a Research Analyst covering the consumer sector at S.A.C. Capital Management, LLC from August 2009 to June 2011, at Highbridge Capital Management, LLC from January 2007 to January 2009, and at Scout Capital Management LLC from August 2005 to January 2007. Mr. Elbogen began his investment career as an Equity Research Associate at Bear Stearns where he covered the Specialty Retail and Hardlines sectors. Mr. Elbogen served as Director at Papa Murphy’s Holdings, Inc. (formerly Nasdaq: FRSH) from December 2017 to May 2019.

LEA ANNE S. OTTINGER (Chair of the Board)

Age: 67 Director since 2010 Committees: • Compensation • Finance • Governance and Nominating

Director Qualifications: Ms. Ottinger has significant strategic and financial expertise from her many years as a principal in private equity and as a long-term strategic business advisor focused on shareholder value creation. She has been involved in the acquisition, sale, advisory, or operations of over 20 companies with an emphasis on middle market growth-oriented businesses primarily in the consumer/retail sector. She has prior experience as a public company director with experience in Audit, Compensation, Board oversight, and other financial, operational, and brand-focused functions.

Biography: Ms. Ottinger has been a member of our Board of Directors since August 2010 and has served as our Board Chair since June 2024. In 1998, building upon her previous career in private equity, Ms. Ottinger founded LMR Advisors, where she specializes in strategic business and mergers and acquisition advisory services. From 1990 to 1998, Ms. Ottinger was a franchise owner and operator of The Body Shop skin and hair care stores in Washington state and served as a national franchisee representative. From 1982 to 1989, Ms. Ottinger served as a Vice President of Berkshire Partners (and its predecessor Thomas H. Lee Company). From 2004 until its acquisition in 2010, she served on the Board of Directors of Bare Escentuals, Inc. (formerly Nasdaq: BARE), while it grew to be one of the leading cosmetic companies in the United States.

9	2026 Proxy Statement

Proposal 1: Election of Directors • Director Nominees

C. BRADFORD RICHMOND

Age: 67 Director since 2024 Committees: • Audit • Compensation • Finance (Chair)

Director Qualifications: Mr. Richmond has over 40 years of extensive management and financial experience in the restaurant industry, and the Board believes he has the necessary background and experience to help guide the development and execution of our longer-term strategic positioning and expansion plans, as well as our shorter-term tactical plans. Mr. Richmond’s significant financial experience, coupled with being a Certified Public Accountant, also qualifies him as an Audit Committee financial expert under applicable rules of the SEC.

Biography: Mr. Richmond has been a member of our Board of Directors since February 2024. Mr. Richmond served as our Interim Chief Executive Officer from August 28, 2024 to June 5, 2025, and as Special Advisor to the CEO from June 6, 2025 to August 22, 2025. From 2006 to 2015, Mr. Richmond served as Chief Financial Officer of Darden Restaurants, Inc. (NYSE: DRI) (“Darden”), the largest casual dining restaurant company in the United States featuring a portfolio of brands that include Olive Garden, LongHorn Steakhouse, and Cheddar’s Scratch Kitchen. Prior to that, he served as Corporate Controller of Darden from 2005 to 2006. Mr. Richmond also previously held executive-level finance and strategic planning roles at Red Lobster and Olive Garden and served as a senior auditor at Price Waterhouse & Cooper. Mr. Richmond served on the Board of Directors of Coast Entertainment Holdings Limited (ASX: CEH) from September 2017 to November 2024.

JULIUS W. ROBINSON, JR.

Age: 53 Director since 2022 Committees: • Audit • Compensation

Director Qualifications: With almost 30 years of hospitality operations and executive experience with a publicly held multi-unit hospitality company, the Board believes Mr. Robinson is qualified to serve. Leveraging his more than 30 years of experience in leadership roles within Marriott, he brings significant strategic, operational and brand insights to our Board, Audit and Compensation Committees.

Biography: Mr. Robinson has been a member of our Board of Directors since January 2022. Mr. Robinson currently serves as the Chief Operating Officer, Western United States and Gaylord Hotels Nationwide at Marriott International, Inc. (“Marriott”), which is based in Bethesda, Maryland, and encompasses a portfolio of nearly 8,000 properties under 30+ leading brands spanning 140 countries and territories. Mr. Robinson is responsible for Sales, Operating Profit, Guest, and Associate Satisfaction across all areas of the business. Mr. Robinson’s experience in the hospitality industry spans over three decades with Marriott. His senior leadership roles include Chief Sales & Chief Marketing Officer for the US and Canada, Senior Vice President and Global Brand Leader for Marriott Hotels and Sheraton Hotels, and Global Brand Leader for Autograph Collection Hotels and Tribute Portfolio, which represent Marriott’s foray into independent and boutique hotels. Mr. Robinson also previously served as Vice President of Global Sales, Vice President of Brand Franchising, and Regional Vice President of Revenue Management for the Eastern United States.

BJ's Restaurants, Inc.	10

Proposal 1: Election of Directors • Director Nominees

JANET M. SHERLOCK

Age: 60 Director since 2019 Committees: • Audit • Governance and Nominating (Chair)

Director Qualifications: Dr. Sherlock has significant management and technology experience as an executive for some of the world’s best known consumer brands, including Ralph Lauren and Carter’s. Her experience developing breakthrough growth strategies for these brands, coupled with her extensive technology background and cybersecurity expertise, is of considerable value as we continue to invest in our digital platform and technology capabilities. We believe her experience provides substantial insight to the Audit Committee with respect to issues regarding our information systems and cybersecurity programs.

Biography: Dr. Sherlock has been a member of our Board of Directors since January 2019. Since October 2024, Dr. Sherlock has served as Chief Executive Officer of org.works, an organizational management consulting firm, which she founded. From August 2017 to September 2024, Dr. Sherlock served as Chief Digital and Technology Officer of Ralph Lauren Corporation, a global leader in the marketing, design, and distribution of apparel, fragrance, accessories, and home products. From January 2010 to July 2017, Dr. Sherlock was Chief Information Officer at Carter’s, Inc., a global manufacturer and retailer of baby and children’s apparel and accessories. Prior to that, Dr. Sherlock led the Digital and Omni-Channel practice at Gartner, a leading research and advisory firm, from October 2008 to December 2009. Dr. Sherlock also held various business and technology leadership roles at Calico Corners/Everfast, Inc., Guess?, Inc., BP and ExxonMobil from 1998 to 2008.

LYLE D. TICK

Age: 50 Director since 2025 Committees: • N/A

Director Qualifications: With experience as our President and Chief Concept Officer since September 2024 and our Chief Executive Officer and President since June 2025, coupled with extensive experience as an executive with large, national retail, consumer products and restaurant companies, the Board believes Mr. Tick has the necessary background and experience to lead the development and execution of our longer-term strategic positioning and expansion plans, as well as our shorter-term tactical plans.

Biography: Mr. Tick has served as our Chief Executive Officer and President since June 2025. He previously served as our President and Chief Concept Officer from September 2024 to June 2025. Prior to joining the Company, he served as President and Chief Executive Officer of On the Border Mexican Grill & Cantina from December 2023 to August 2024, and as Brand President of Buffalo Wild Wings (Inspire Brands family of restaurants) from 2018 to 2023. From 2016 to 2018, Mr. Tick served as Managing Director of Boots Retail USA for Walgreens Boots Alliance, and in global and North American marketing leadership roles at Bacardi from 2011 to 2015. Prior to that, Mr. Tick served in various executive leadership roles at marketing and advertising agencies, including at J. Walter Thompson, Gotham, and McGarryBowen.

Agreement with Act III Holdings, LLC

Pursuant to the terms of a Cooperation Agreement, dated December 30, 2024 and amended on November 14, 2025, with Act III Holdings, LLC (with its affiliates, “Act III”) (the “Act III Cooperation Agreement”), Act III is subject to customary standstill restrictions, and will vote all shares of Common Stock beneficially owned by them in accordance with the Board’s recommendations (unless, with respect to proposals other than Board elections, ISS or Glass Lewis recommends a different vote). A more detailed description of the Act III Cooperation Agreement is contained in our Current Reports on Form 8-K filed with the SEC on January 2, 2025 and November 17, 2025.

11	2026 Proxy Statement

Proposal 1: Election of Directors • Director Nominees

Vote Required

With respect to the election of directors, assuming a quorum is present, the eight candidates receiving the highest number of votes are elected. Under our majority voting policy, any director nominee who is elected with a greater number of “Withhold” votes than “For” votes is required to tender their resignation within 15 days of the final vote. See the description of our majority voting policy in “Corporate Governance - Majority Voting Policy.”

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” ALL OF THE NOMINEES ABOVE.

BJ's Restaurants, Inc.	12

Corporate Governance • Determination of Director Independence

CORPORATE GOVERNANCE

We are committed to strong corporate governance that is designed to promote the long-term interests of our shareholders and other stakeholders, foster responsible decision making and accountability by management and team members, encourage and promote diversity and inclusion, and maintain appropriate internal checks and balances.

Determination of Director Independence

In March 2026, the Board undertook its annual review of director independence with respect to its incumbent directors. During this review, the Board considered transactions and relationships between us and our subsidiaries and affiliates and each of our incumbent directors or any members of their immediate families, including those reported under “Certain Relationships and Related Transactions.” The purpose of this review was to determine whether any such relationships or transactions were inconsistent with a determination that the director is independent under the applicable rules of the SEC and the Nasdaq as well as our Corporate Governance Guidelines.

As a result of this review, the Board affirmatively determined that all of our directors serving during fiscal 2025, and all of those who are nominated for election at the Annual Meeting, are independent of us and our management under the applicable rules of the SEC and the Nasdaq, with the exception of Mr. Tick. Mr. Tick is not considered to be independent due to his current service as our Chief Executive Officer and President.

Majority Voting Policy

Our Board has adopted a majority voting policy which provides for majority voting for directors in uncontested elections. Under our majority voting policy, which is part of our Corporate Governance Guidelines, a director nominee must receive more “For” votes than “Withhold” votes. Abstentions or non-votes will have no effect on the director election since only “For” and “Withhold” votes with respect to a nominee will be counted. Any incumbent director nominee who receives a greater number of “Withhold” votes than “For” votes with respect to his or her election at the Annual Meeting shall tender his or her resignation within 15 days of the final vote. Our Board, within 90 days of receiving the certified voting results pertaining to the election, will decide whether to accept the resignation of any unsuccessful incumbent or take other action, through a process managed by the Governance and Nominating Committee. In reaching its decision, the Board may consider any factors it deems relevant, including the director’s qualifications, the director’s past and expected future contributions to us, the overall composition of the Board, and whether accepting the tendered resignation would cause us to fail to meet any applicable rule or regulation, including Nasdaq listing standards. The Board will promptly disclose the decision whether to accept the director’s resignation offer (and the reasons for rejecting the resignation, if applicable) in a document filed with the SEC.

Board Meetings and Board Committees

Each director is expected to dedicate sufficient time, energy and attention to ensure the diligent performance of their duties, including attendance at meetings of our shareholders, the Board and those Committees of which they are a member. The Board met nine times during fiscal 2025. Each of our directors attended 75% or more of the aggregate total number of meetings of the Board and the total meetings of all Committees of the Board on which he or she served that were held during the last fiscal year while such person was a member of the Board. At the end of each regularly scheduled quarterly Board meeting, the non-employee directors met in executive session without members of management present. While we do not have a policy regarding Board member attendance at our Annual Meeting, typically all serving directors and all standing for election attend our annual shareholder meeting.

13	2026 Proxy Statement

Corporate Governance • Board Meetings and Board Committees

The business of our Board is conducted through full meetings of the Board, as well as through meetings of its four standing committees: the Audit Committee, the Compensation Committee, the Finance Committee, and the Governance and Nominating Committee. The current composition of each Board committee is set forth below:

Director	Audit Committee	Compensation Committee	Finance Committee	Governance and Nominating Committee	Board of Directors

Bina Chaurasia		Chair		X	X
James A. Dal Pozzo	Chair			X	X
Noah A. Elbogen	X		X		X
Lea Anne S. Ottinger		X	X	X	Chair
C. Bradford Richmond	X	X	Chair		X
Julius W. Robinson, Jr.	X	X			X
Janet M. Sherlock	X			Chair	X
Lyle D. Tick					X

Audit Committee

Our Board maintains an Audit Committee which reviews and reports to the Board on various auditing, internal control and accounting matters, including the quarterly reviews and annual audit report from our independent auditor, enterprise risk management and cybersecurity matters. The Audit Committee consists of Mr. Dal Pozzo, Mr. Elbogen, Mr. Richmond, Mr. Robinson and Dr. Sherlock. Mr. Dal Pozzo has served as the Chairman of the Audit Committee since the Annual Meeting in June 2024. Mr. Robinson joined the Committee in January 2025, and Mr. Richmond joined the Committee in September 2025, after the completion of his temporary service as our Interim Chief Executive Officer and Special Advisor to the Chief Executive Officer. All of the members of the Audit Committee who currently serve or who served in fiscal 2025, including Mr. Richmond, were independent directors under applicable Nasdaq and SEC rules. In addition, the Board has determined that each of Messrs. Richmond, Dal Pozzo and Elbogen qualify as an audit committee financial expert under applicable SEC rules. The Audit Committee held eight meetings during the last fiscal year. See “Report of the Audit Committee” for a further description of the functions performed by the Audit Committee. The charter for the Audit Committee is available under “Governance” in the “Investors” section of our website at http://www.bjsrestaurants.com.

Compensation Committee

The Compensation Committee determines executive compensation philosophy, programs and policies, administers executive compensation plans, and monitors the performance and compensation of certain officers and other team members to ensure that the compensation does not encourage excessive risk taking. The Compensation Committee also approves annual cash incentive metrics and determines annual cash incentive bonuses to be paid under our short-term Annual Incentive Plan (“AIP”), as well as awards under our equity incentive plans. The Compensation Committee currently consists of Ms. Chaurasia, Ms. Ottinger, Mr. Richmond and Mr. Robinson. Ms. Chaurasia has served as the Chair of the Compensation Committee since the Annual Meeting in June 2024. Mr. Richmond joined the Committee in September 2025, after the completion of his temporary service as our Interim Chief Executive Officer and Special Advisor to the Chief Executive Officer. All of the members of the Compensation Committee who currently serve or who served in fiscal 2025, including Mr. Richmond, were independent directors under applicable Nasdaq and SEC rules. The Compensation Committee held seven meetings during the last fiscal year. See “Compensation Discussion and Analysis” for a further description of the functions performed by the Compensation Committee. The charter for the Compensation Committee is available under “Governance” in the “Investors” section of our website at http://www.bjsrestaurants.com.

BJ's Restaurants, Inc.	14

Corporate Governance • Compensation Committee

Finance Committee

In March 2026, our Board created a Finance Committee to oversee and advise the Company on capital allocation strategy and growth investment priorities, with the objective of supporting long-term value creation. The Committee will serve as the Board’s primary forum for evaluating how capital is deployed across the Company’s strategic alternatives. The Finance Committee consists of Mr. Elbogen, Ms. Ottinger and Mr. Richmond. Mr. Richmond has served as the Chairman of the Finance Committee since its creation in March 2026. The Finance Committee did not hold any meetings during the last fiscal year as it did not exist. The charter for the Finance Committee is available under “Governance” in the “Investors” section of our website at http://www.bjsrestaurants.com.

Governance and Nominating Committee

Our Board also maintains a Governance and Nominating Committee that is responsible for developing, implementing and monitoring policies and practices relating to our corporate governance. The Governance and Nominating Committee, in conjunction with management, implements our Code of Integrity, Ethics and Conduct and Human and Labor Rights Policies, which cover all of our directors, officers and team members and are designed to promote the honest, ethical and fair conduct of our business. In addition, the Committee develops and implements our Corporate Governance Guidelines. The Committee also has oversight of our sustainability and Environmental, Social, and Governance (“ESG”) initiatives. The Committee also prepares and supervises the Board’s annual review of directors’ independence, the Board’s performance self-evaluation, peer feedback and Committee evaluations, and oversees Director recruitment efforts.

The Governance and Nominating Committee currently consists of Ms. Chaurasia, Mr. Dal Pozzo, Ms. Ottinger, and Dr. Sherlock. Dr. Sherlock has served as Chair of the Governance and Nominating Committee since the Annual Meeting in June 2024. All of the members of the Governance and Nominating Committee who currently serve or who served in fiscal 2025 were independent directors under applicable Nasdaq and SEC rules. The Governance and Nominating Committee conducted its business within the context of five regularly scheduled quarterly Board meetings during the last fiscal year. The charter for the Governance and Nominating Committee is available under “Governance” in the “Investors” section of our website at http://www.bjsrestaurants.com.

Corporate Governance Materials Available on Company Website

The following information relating to our corporate governance is available under “Governance” in the “Investors” section of our website at http://www.bjsrestaurants.com:

•
Code of Integrity, Ethics and Conduct
•
Corporate Governance Guidelines
•
Audit Committee Charter
•
Compensation Committee Charter
•
Finance Committee Charter
•
Governance and Nominating Committee Charter

You may obtain copies of these materials, free of charge, by sending a written request to our Executive Vice President and General Counsel, BJ’s Restaurants, Inc., 7755 Center Avenue, Suite 300, Huntington Beach, California 92647. Please specify which documents you would like to receive.

If we make any substantive amendments to the Code of Integrity, Ethics and Conduct or grant any waiver, including any implicit waiver, from a provision of the Code of Integrity, Ethics and Conduct to our Chief Executive Officer and President, Chief Financial Officer, or Chief Accounting Officer, we will disclose the nature of such amendment or waiver on our website or in a report on Form 8-K.

15	2026 Proxy Statement

Corporate Governance • Shareholder Communications

Shareholder Communications

Any shareholder who wishes to communicate directly with the Board, or one or more specific directors, may send a letter marked as “confidential” addressed to the Board of Directors, or to the specific director(s) intended to be addressed, to our Restaurant Support Center located at 7755 Center Avenue, Suite 300, Huntington Beach, California 92647. In turn, we will forward all such communications to the Board or to the specific director(s) identified by the shareholder. Our policy is to send every shareholder’s communication to the entire Board or to the identified director(s) if one or more specific director is identified.

Board Involvement in Risk Oversight

Our management is principally responsible for defining the various risks facing us, formulating risk management policies and procedures, and managing our risk exposures on a day to-day basis. The Board’s responsibility is to monitor our risk management processes by understanding our material risks and evaluating whether management has reasonable controls in place to address those risks. The involvement of the Board in reviewing our business strategy is an integral aspect of the Board’s assessment of management’s tolerance for risk and what constitutes an appropriate level of risk.

While the full Board has overall responsibility for risk oversight, the Board has delegated oversight responsibility related to certain risks to the Audit Committee. As such, the Audit Committee is responsible for reviewing our risk assessment and risk management policies. Accordingly, management regularly reported to the Audit Committee on risk management during fiscal 2025. The Audit Committee, in turn, reported on the matters discussed at the Committee level to the full Board. The Audit Committee and the full Board focus on the material risks facing us, including operational, technology and cybersecurity, reputational, market, credit, liquidity and legal risks, to assess whether management has reasonable controls in place to address these risks. We perform third-party cybersecurity audits no less than annually, following the standard set by the National Institute of Standards and Technology. We also conduct third-party security reviews and testing of our network, processes and systems on a regular basis. We use internally developed proprietary software, cloud-based software as a service (SaaS) as well as purchased software, with proven, non-proprietary hardware. While we have not experienced a material information systems data breach to date and believe that our internal policies, systems and procedures for cybersecurity are thorough, the risk of a cybersecurity event cannot be eliminated.

We maintain a robust system of data protection and cybersecurity resources, technology and processes. In addition to performing an annual risk assessment and developing a mitigation plan, along with a comprehensive review and update of our cybersecurity policies and procedures, we continuously evaluate new and emerging risks and ever-changing legal and compliance requirements. We also monitor risks relating to sensitive information at our business partners, where relevant, and reevaluate the risks at these partners periodically. We make strategic investments to address these risks and compliance requirements to keep Company, guest and team member data secure, including maintaining a network privacy and security insurance policy. Our comprehensive cybersecurity program includes agreements with third-party cybersecurity partners for continuous monitoring, alerting, and response.

We perform annual and ongoing cybersecurity awareness training for our management and Restaurant Support Center team members as well as specialized training for our users with privileged access. In addition, we provide annual credit card handling training following Payment Card Industry (PCI) guidelines to all team members that handle guest credit cards. We also provide data protection and cybersecurity reports quarterly to the Audit Committee and periodically to the full Board. Further, the Compensation Committee is charged with reviewing and discussing with management whether our compensation arrangements are consistent with effective controls and sound risk management. The Board believes this division of responsibilities provides an effective and efficient approach for addressing risk management.

Board Leadership Structure

Our Board leadership structure includes active independent directors. The independent directors meet in executive session at each regularly scheduled quarterly Board meeting, and each standing Board Committee is comprised solely of and led by independent directors.

BJ's Restaurants, Inc.	16

Corporate Governance • Board Leadership Structure

Our governance documents, including our Corporate Governance Guidelines, provide the Board with flexibility to select the appropriate leadership structure. In determining the leadership structure, the Board considers the best interests of the shareholders, our Company and specific business needs.

Ms. Ottinger has served as the Chair of the Board since June 2024. The Board believes that Ms. Ottinger is best situated to serve as Chair in light of her many years of executive and financial management experience with high growth companies as well as her long tenure on the Board. We believe the oversight provided by the Board’s independent directors, the work of the Board’s Committees and the coordination between the Chief Executive Officer and the independent directors all provide effective oversight of our strategic plans and operations.

Succession Planning

The Board is actively engaged and involved in senior level talent management. The Board reviews the Company’s succession strategy in support of its business strategy at least annually. This includes a detailed discussion of the Company’s leadership bench and succession plans with a focus on key positions at the senior leadership level. Annually, the Chief Executive Officer (“CEO”) provides the Board with an assessment of senior executives and persons considered successors to senior executives. The Governance and Nominating Committee also recommends policies regarding succession in the event of an emergency impacting the CEO or the planned retirement of the CEO. Strong potential leaders are given exposure and visibility to Board members through formal presentations and informal events.

Director Compensation

All directors who are elected to the Board and who are not team members of us or any of our subsidiaries receive compensation for their services. Directors who are also our team members do not receive any additional compensation for serving on the Board. Shares for equity awards to non-employee directors are issued from our Equity Incentive Plan, which was approved by our shareholders, pursuant to which we are authorized to grant share-based awards to directors. As discussed further under “Stock Ownership Guidelines” below, all non-employee directors are required to hold shares of our Common Stock with a value equal to at least $375,000. We reimburse directors for travel to board meetings and related expenses and for any costs incurred in connection with attending director continuing education programs.

The Compensation Committee periodically reviews non-employee director compensation and consults with its independent compensation consultant to make sure that the compensation levels are appropriate and consistent with the director compensation programs at comparable companies. The Committee last increased Director compensation on June 18, 2024. Directors receive the following annual compensation:

•
annual cash retainer of $75,000, payable in quarterly installments, for each non-employee Director;
•
an annual restricted stock unit award of $125,000, in fair market value on the date of grant, which vests one year from the date of grant, for each non-employee Director;
•
an annual cash retainer of $12,500, $10,000 and $10,000, respectively, for the non-chair members of the Audit Committee, Compensation Committee and Governance and Nominating Committee, payable in quarterly installments;
•
an annual cash retainer of $25,000, $20,000 and $20,000, respectively, for the chairs of the Audit Committee, Compensation Committee, and Governance and Nominating Committee, payable in quarterly installments;
•
an additional annual cash retainer of $55,000 to any non-employee Chair of the Board, payable in quarterly installments;
•
an additional annual restricted stock unit award of $60,000 to any non-employee Chair of the Board, in fair market value on the date of grant, which vests one year from the date of grant; and
•
an initial equity award to a non-employee director upon joining the Board that is a prorated portion of the annual equity award (rather than a full $125,000 annual equity award). As a result, directors appointed

17	2026 Proxy Statement

Corporate Governance • Director Compensation

during the first quarter of the calendar year are entitled to the full $125,000 annual RSU award, and directors appointed in subsequent quarters receive a pro rata portion of the annual grant based on the number of full quarters remaining in the fiscal year, including the quarter in which they were appointed (e.g., directors appointed in the fourth calendar quarter are entitled to 25% ($31,250) of the annual equity award). This initial equity award is granted as of the 15th day of the month following the date of the recipient’s election to the Board.

The Compensation Committee expects to grant additional compensation to directors for their service on the newly created Finance Committee, the amount of which has not yet been established.

The grant date for annual non-employee director awards is the fifth business day following the date of our Annual Meeting.

Delivery of equity compensation comprised of RSUs with a one-year vesting period is consistent with equity compensation practices of comparable public companies and is intended to effectively align non-employee directors’ interests with those of our shareholders. For both the initial and annual equity awards to non-employee directors, the underlying number of RSUs is determined based on the most recent closing market price of our Common Stock as of the date of grant. If a non-employee director dies or retires from the Board after at least six years of continuous service, any unvested RSUs, stock options or other awards held by the non-employee director shall become fully vested as of the date of death or retirement.

The following table sets forth information concerning the compensation of our non-employee directors during fiscal 2025:

Name(1)	Fees Earned or Paid in Cash ($)	Stock Awards ($)(2)(3)	All Other Compensation ($)	Total ($)

Bina Chaurasia	105,000	195,077	—	300,077

James A. Dal Pozzo	110,000	195,077	—	305,077

Noah A. Elbogen	87,500	195,077	—	282,577

Lea Anne S. Ottinger(4)	150,000	255,073	—	405,073

C. Bradford Richmond(5)	43,125	125,043	—	168,168

Julius W. Robinson, Jr.	97,500	195,077	—	292,577

Janet M. Sherlock	107,500	195,077	—	302,577

Gregory A. Trojan(6)	56,250	195,077	—	251,327

(1)
Mr. Tick is absent from this table because directors who are also our team members receive no additional compensation for serving on the Board. The compensation of Mr. Tick, as our Chief Executive Officer and President, is reflected in the Summary Compensation Table of this Proxy Statement.
(2)
The amounts in this column do not reflect amounts paid to or realized by the named individual for fiscal 2025. Instead, these amounts reflect the aggregate grant date fair value of awards computed in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“Codification”) Topic No. 718, Compensation-Stock Compensation. There is no guarantee that, if and when these awards are ultimately realized, they will have this or any other value. Pursuant to the SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. For additional information on the valuation assumptions with respect to 2025 grants, refer to Note 1 of our Consolidated Financial Statements in the Annual Report on Form 10-K for the year ended December 30, 2025 as filed with the SEC.

BJ's Restaurants, Inc.	18

Corporate Governance • Director Compensation

(3)
Effective 2025, the grant date for non-employee director awards was changed to the fifth business day following the date of our Annual Meeting. As a result, in 2025, each non-employee director serving on January 15, 2025, with the exception of Mr. Richmond who was still serving as our Interim Chief Executive Officer, received a prorated RSU award of 2,043 shares (based on the $125,000 annual RSU grant value). This grant related to service from January 2025 to June 2025. Each non-employee director serving on June 19, 2025, including Mr. Richmond who was no longer serving as our Interim Chief Executive Officer, received their full annual RSU award of 2,747 shares (based on the $125,000 annual RSU grant value) related to service from July 2025 to June 2026.
(4)
In addition to the annual grants received by all non-employee directors, Ms. Ottinger received her non-employee Chair of the Board grant in June 2025.
(5)
Mr. Richmond served as our Interim Chief Executive Officer from August 2024 to June 2025. During the term of his employment, he was not eligible to receive any separate compensation for his services as a member of the Board. The Board grant and cash retainer fees were resumed subsequent to his service as Interim Chief Executive Officer. Amounts received by Mr. Richmond for his services as an interim employee of the Company are included in the Summary Compensation Table of this proxy.
(6)
Mr. Trojan completed his service as a member of the Board in September 2025.

The aggregate number of shares subject to outstanding stock-based awards as of December 30, 2025 for each director is provided in the table below:

	Outstanding

Name(1)	Stock Awards Unvested	Option Awards Exercisable

Bina Chaurasia	4,790	—

James A. Dal Pozzo	4,790	11,592

Noah A. Elbogen	4,790	8,701

Lea Anne S. Ottinger	6,108	11,592

C. Bradford Richmond(2)	2,747	—

Julius W. Robinson, Jr.	4,790	—

Janet M. Sherlock	4,790	—

(1)
Mr. Tick is absent from this table because directors who are also our team members receive no additional compensation for serving on the Board. The compensation of Mr. Tick, as our Chief Executive Officer and President, is reflected in the Summary Compensation Table of this Proxy Statement.
(2)
Mr. Richmond joined our Board in February 2024 and served as our Interim Chief Executive Officer from August 2024 until June 2025. He was granted these shares as a member of the Board. The shares he was granted as the Company’s Interim Chief Executive Officer are detailed in the Summary Compensation Table and Grant of Plan-Based Awards.

19	2026 Proxy Statement

Corporate Governance • Stock Ownership Guidelines

Stock Ownership Guidelines

We believe that our executives and non-employee directors should be required to acquire and maintain an appropriate level of equity ownership in order to align their interests with those of our shareholders. We encourage executive and director ownership of our stock by providing stock ownership opportunities through equity awards under our Equity Incentive Plan, as amended.

Director Stock Ownership Guidelines. All non-employee directors are required to hold shares of our Common Stock with a value equal to five times the annual base cash retainer payable to non-employee directors, which is currently $375,000. All non-employee directors are required to achieve these guidelines within three years of joining the Board.

Compliance with the Stock Ownership Guidelines. Compliance with the Stock Ownership Guidelines is measured on January 16 of each year. Once a director has satisfied the applicable guideline, as long as he or she continues to own the same or a greater number of shares as in effect on the original date of compliance, a subsequent decrease in the market price of our Common Stock shall not result in non-compliance. However, if there is a disposition of shares by a director following initial compliance, then compliance will be re-measured following such disposition, using the closing price of our common stock on the trading day immediately preceding the disposition date.

Shares that count towards satisfaction of the Stock Ownership Guidelines include (i) stock purchased on the open market, (ii) stock obtained through stock option exercises, (iii) vested or unvested shares of restricted stock, and (iv) stock owned outright by the director or his or her spouse or immediate family members residing in the same household. Effective January 2026, vested but unexercised stock options that are “in the money” no longer count towards satisfaction of the Stock Ownership Guidelines. Additionally, all directors are prohibited from engaging in hedging or pledging stock.

All of our directors who are subject to our director stock ownership guidelines are currently in compliance with such guidelines.

Consequences of Non-Compliance with Stock Ownership Guidelines. If the applicable director has not satisfied his or her applicable ownership guideline level by the applicable deadline, the director is required to retain an amount equal to 100% of the net shares received as a result of the exercise, vesting or payment of any equity awards granted until in compliance. For these purposes “net shares” means the shares remaining after sale or withholding of shares to pay the applicable exercise price, if any, and to satisfy any tax obligations arising from such exercise or vesting.

Commitment to Sustainability and Environmental Stewardship

We recognize that building a sustainable business is consistent with our goal of providing long-term shareholder value. Our sustainability leadership team includes our Executive Vice President and General Counsel, Senior Vice President of Risk Management, Vice President of Quality Assurance, Chief Supply Chain Officer, Vice Presidents of Supply Chain, Vice President of Internal Audit and Director of SEC Reporting. In partnership with others in our operations, supply chain, construction and finance departments, the committee has created a multi-year strategic plan establishing ESG initiatives. The committee provides regular updates to the Governance and Nominating Committee of our Board, which in turn provides an update to our Board on a regular basis.

We are committed to reducing our impact on air, land and water resources across our restaurants, Restaurant Support Center and global supply chain. We recognize the impact greenhouse gas emissions have on climate change and the importance of water conservation and sustainability for our planet. We have made it a priority to work with our team members and vendor partners to reduce our carbon footprint and environmental impact.

We have retained a third-party consultant to assist us in measuring our emissions and developing additional programs to reduce our overall carbon footprint. Our Human Rights and Labor Rights Policy, Environmental Stewardship Policy, Food and Personal Safety and Quality Policy, Animal Welfare Policy, and Vendor Partner Compliance Program confirm our focus on taking care of our people, communities, stakeholders and planet. Additional information on our Environmental Stewardship efforts is available under “Governance” in the “Investors” section of our website at http://www.bjsrestaurants.com.

BJ's Restaurants, Inc.	20

Corporate Governance • Human Capital Management and Social Responsibility

Human Capital Management and Social Responsibility

BJ’s Human Capital Management and Total Rewards philosophy is focused on attracting, motivating and rewarding high performance and high potential talent for achieving business results and moving the needle on our key initiatives. We equip our team members with systems, resources and training that promote our values while instilling a culture of being highly disciplined, high performance, and of service. Among many other programs, we provide the following to our talented team members:

•
Managerial leadership training including coursework on creating a respectful, non-discriminatory and non-harassing workplace, identifying and eliminating bias, and promoting fair and equitable hiring
•
Continuous focus on food and personal safety with monthly safety focus areas
•
Benefit offerings for full-time and part-time team members
•
Internal audits of human resources and safety practices
•
Leadership programs for career advancement

Inclusion. We strive to be an inclusive company that reflects the diversity of our communities and provides opportunity and access to all of our team members to grow, develop and advance within our company. Our team member composition as of December 30, 2025, was as follows:

Our Team (as of December 30, 2025, unless otherwise indicated)

(1)
Represents team members who self-identified a race or ethnicity other than white, or for which a determination by Human Resources was otherwise possible.

21	2026 Proxy Statement

Corporate Governance • Human Capital Management and Social Responsibility

Our Women’s Career Advancement Network (WeCAN) focuses on the development, mentoring and advancement of women within our organization through, among other things:

•
Hosting meetings open to all team members focused on developing leadership competencies, including awareness and insight, communication and listening, building trust, building high performing teams, coaching and mentoring, influence and diplomacy, and strategic thinking, among others. Participants are encouraged to find and be mentors, advocates and sponsors
•
Supporting philanthropic organizations, via volunteerism and donations, that are focused on inspiring women and girls to expand their potential and advance their education and careers
•
Participating in the Women’s Foodservice Forum Annual Leadership Conference

Our Inclusion, Diversity and Equity Alliance (IDEA) focuses on celebrating and fostering inclusion and belonging among our team members and guests and ensuring that advancement opportunities are transparent and equitable by:

•
Hosting Listening Circles to give our team members the opportunity to share their personal stories and provide feedback on how we can improve our team member experience for all team members, recognizing that we all grow in understanding and empathy when we listen to voices and stories that are different than our own
•
Providing a Resource Center for team members, which supports education and awareness
•
Informing newly promoted team members about WeCAN and IDEA and the opportunities to become involved in the organizations
•
Supporting philanthropic organizations, via volunteerism and donations, that are focused on creating a just and equitable company and world, through our BJ’s Restaurants Foundation such as Special Olympics, Habitat for Humanity and many others

Wellness Initiatives. We are focused on providing health and financial wellbeing offerings that attract, retain, and engage our team members. Our Enlightened Living Wellbeing Program includes educational resources that inspire participation in preventive care and wellbeing activities. Along with a variety of traditional benefit offerings, 401k and deferred compensation programs, and paid time off, we also provide a variety of complimentary benefits and resources to support our team members’ physical and mental health, including Health Advocate and Life Assistance Programs to our team members to facilitate counseling services, advocacy and billing support, and referrals. Our Extra Toppings Discount Program provides discounted fitness memberships and other discount programs. We have an on-site fitness center and game room at our Restaurant Support Center.

Philanthropy. Our BJ’s Restaurants Foundation, a 501(c)(3) qualified non-profit charitable organization, was established in 2006, and is principally dedicated to supporting charities benefiting healthcare and education.

We also focus on supporting our local communities by providing volunteer hours, food and other resources for many worthwhile charitable causes and events through a program called Team Action Supporting Communities (“TASC Force”). The TASC Force program recognizes and supports the volunteer efforts of our restaurant team members across the country, as they donate their own free time to benefit charitable causes and community events that are important to them, while helping give back to the communities in which our restaurants do business. We also partner with local elementary schools through our Awesome Achievement program to help teachers recognize and reward student successes and positive behavior. As part of its philanthropic programs, the Company also facilitates guest donations to the Cystic Fibrosis Foundation (“CFF”), No Kid Hungry, and the Alzheimer’s Association.

In addition, our Give A Slice charitable organization provides support to our team members and their families in their times of need. Give A Slice helps hundreds of our team members each year with financial support for hardships including funeral expenses for lost team members or their loved ones and grants to help in times of financial distress after a fire, natural disaster, theft or illness.

Vendor Partnership Management. We are committed to conducting our business in an ethical, legal and socially responsible manner that aligns with our organizational values. To ensure our suppliers and subcontractors do the same, we maintain a Vendor Partner Code of Conduct which sets forth our expectations and minimum standards for

BJ's Restaurants, Inc.	22

Corporate Governance • Human Capital Management and Social Responsibility

all suppliers and subcontractors, including requirements relating to the humane treatment of animals. We require suppliers to conduct internal and third-party audits and inspections to verify compliance with the Vendor Partner Code of Integrity, Ethics and Conduct, which can be found under “Governance” in the “Investors” section of our website at http://www.bjsrestaurants.com.

Animal Welfare. The well-being of animals throughout our supply chain is paramount to us. In 2024, we established an Animal Health and Welfare Council comprised of various experts with diverse animal care backgrounds and expertise. This council is instrumental in elevating our standards of care for animals and strengthening our commitment to enhance animal health and welfare throughout our supply chain using science-based evidence. Additional information on our Animal Welfare efforts is available under “Governance” in the “Investors” section of our website at http://www.bjsrestaurants.com.

23	2026 Proxy Statement

Report of the Audit Committee

REPORT OF THE AUDIT COMMITTEE

The following Audit Committee report does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any of our filings under the Securities Act of 1933, as amended or the Securities Exchange Act of 1934, as amended, except to the extent we specifically incorporate this Audit Committee report by reference therein.

As more fully described in its written charter adopted by the Board, the Audit Committee assists the Board in overseeing and monitoring our financial reporting practices, risk management, information security and internal control processes on behalf of the Board, as well as the independent audit of our consolidated financial statements by our independent auditor. The members of the Audit Committee are independent (as such term is defined in the applicable rules of the Nasdaq and the SEC). In addition, Mr. Dal Pozzo, Mr. Elbogen, and Mr. Richmond have each been designated as “audit committee financial experts” (as such term is defined by Item 407(d)(5)(ii) of Regulation S-K).

The Audit Committee appointed and the shareholders ratified KPMG LLP (“KPMG”) as our independent auditor for fiscal 2025. Management has the primary responsibility for our consolidated financial statements and the financial reporting process, including our system of internal controls. KPMG, as our independent auditor, is responsible for expressing an opinion on the conformity of those audited consolidated financial statements with accounting principles generally accepted in the United States, as well as internal controls. The Committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of our internal controls, and the overall quality of our financial reporting. In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed our audited consolidated financial statements for fiscal 2025 with management and KPMG. Management and KPMG have represented to the Audit Committee that our consolidated financial statements were prepared in accordance with generally accepted accounting principles in the United States.

In addition, during the most recent fiscal year, the Audit Committee:

•
reviewed with KPMG their judgments as to the quality, not just the acceptability, of our consolidated financial statements for fiscal year 2025;
•
discussed with KPMG the matters required to be discussed by the statement on Auditing Standard No. 1301, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board (“PCAOB”);
•
received from KPMG written disclosures regarding the auditors’ independence required by PCAOB Ethics and Independence Rule 3526, Communications with Audit Committees Concerning Independence, and discussed with KPMG the independent auditors’ independence; and
•
discussed with KPMG the overall scope and plans for their respective audits.

In reliance on the reviews and discussions referred to above, the Committee recommended to the Board and the Board approved that our audited consolidated financial statements be included in the Annual Report on Form 10-K for the year ended December 30, 2025, for filing with the SEC. The Committee and the Board also have appointed KPMG as our independent auditor for fiscal year 2026.

The Audit Committee

James A. Dal Pozzo, Chairman	Noah A. Elbogen	C. Bradford Richmond	Julius W. Robinson, Jr.	Janet M. Sherlock

BJ's Restaurants, Inc.	24

Proposal 2: Advisory Resolution on Compensation of Named Executive Officers

ADVISORY RESOLUTION ON COMPENSATION OF NAMED EXECUTIVE OFFICERS

(PROPOSAL NO. 2 ON PROXY CARD)

In accordance with SEC rules, the Board asks shareholders for approval of the compensation of our Named Executive Officers on an advisory and non-binding basis. We include an advisory shareholder vote on the compensation of our Named Executive Officers in our proxy materials every year. Accordingly, we are asking our shareholders to provide an advisory, non-binding vote to approve the compensation awarded to our Named Executive Officers, as we have described it in the “Executive Compensation” section of this Proxy Statement.

As discussed in the Compensation Discussion and Analysis section of this Proxy Statement, we have designed our executive compensation program to attract, retain and motivate the highest quality executive officers, directly link their pay to performance, and align executive compensation with our long-term performance and shareholder value.

We urge shareholders to read the Compensation Discussion and Analysis section of this Proxy Statement, which describes in further detail how our executive compensation policies and procedures operate and are designed to achieve our compensation objectives. Additionally, the Summary Compensation Table and other related compensation tables and narrative provide detailed information on the compensation of our Named Executive Officers. The Compensation Committee and our Board believe that the policies and procedures articulated in the Compensation Discussion and Analysis are effective in achieving our goals and that the compensation of our Named Executive Officers reported in this Proxy Statement has contributed to our long-term success. In summary, our compensation strategy is designed to reward our executives when we achieve strong financial and operational results and, likewise, to provide reduced pay when financial and operating results are not as strong. We believe the compensation of our Named Executive Officers for fiscal 2025 is reflective of and consistent with that intent.

This “say on pay” proposal gives our shareholders the opportunity to express their views on our Named Executive Officers’ compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our Named Executive Officers and the philosophy, policies and practices described in this Proxy Statement.

Accordingly, the Board invites you to review carefully the Compensation Discussion and Analysis and the tabular and other disclosures on compensation under “Executive Compensation” and cast a vote to approve, on an advisory and non-binding basis, the compensation of our Named Executive Officers through the following resolution:

RESOLVED, that the shareholders of BJ’s Restaurants, Inc. (the “Company”) approve, on an advisory and non-binding basis, the compensation of the Company’s Named Executive Officers as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, the Summary Compensation Table and the related compensation tables, notes and narrative in the Proxy Statement for our 2026 Annual Meeting of Shareholders.

This “say on pay” vote is advisory and, therefore, not binding on us, the Compensation Committee or the Board. The shareholders’ advisory vote will not overrule any decision made by the Board or the Committee or create or imply any additional fiduciary duty by our directors. Our Board and Compensation Committee value the opinions of our shareholders and, to the extent there is any significant vote against the Named Executive Officer compensation as disclosed in this Proxy Statement, we will consider our shareholders’ concerns, and the Compensation Committee will evaluate whether any actions are necessary to address those concerns.

25	2026 Proxy Statement

Proposal 2: Vote Required

Vote Required

Approval of Proposal No. 2 requires the affirmative vote of (i) a majority of the shares present or represented by proxy and voting at the Annual Meeting and (ii) a majority of the shares required to constitute a quorum.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE ADVISORY RESOLUTION ON COMPENSATION OF NAMED EXECUTIVE OFFICERS.

BJ's Restaurants, Inc.	26

Proposal 3: Ratification of Appointment of Independent Auditor • Fees Billed by Auditors

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITOR

(PROPOSAL NO. 3 ON PROXY CARD)

The Audit Committee appointed KPMG LLP as our independent auditor for the fiscal year ending December 29, 2026 (fiscal 2026), and the Board is recommending that shareholders ratify the appointment at the Annual Meeting. KPMG LLP does not have, and has not had at any time, any direct or indirect financial interest in us or any of our subsidiaries or any relationship with us or any of our subsidiaries in the capacity of promoter, underwriter, voting trustee, director, officer, or team member. Neither BJ’s Restaurants, Inc. nor any of our officers or directors has or has had any interest in KPMG LLP.

As a matter of good corporate governance, the Board has determined to submit the appointment of KPMG LLP to the shareholders for ratification. In the event this appointment of KPMG LLP is not ratified by a majority of the shares of Common Stock present or represented at the Annual Meeting and entitled to vote on the matter, the Audit Committee will reconsider its appointment of KPMG LLP for future periods.

We expect that representatives of KPMG LLP will be present at the Annual Meeting, will have an opportunity to make statements if they so desire, and will be available to respond to appropriate questions.

Notwithstanding the ratification by shareholders of the appointment of KPMG LLP, the Board or the Audit Committee may, if the circumstances dictate, appoint other independent auditors.

Fees Billed by Auditors

The following table sets forth the aggregate fees billed to us for the fiscal years ended December 30, 2025, and December 31, 2024 by our independent auditors:

	Fiscal Year 2025	Fiscal Year 2024

Audit Fees(1)	$1,244,000	$984,000

Audit- Related Fees(2)	186,900	—

Total Fees	$1,430,900	$984,000

(1)
These amounts represent fees for the audit of our consolidated financial statements, the review of consolidated financial statements included in our quarterly Form 10-Q reports, the audit of our management’s assessment of internal controls over financial accounting and reporting as required by the Sarbanes-Oxley Act of 2002, and the services that an independent auditor would customarily provide in connection with audits, regulatory filings and similar engagements for the fiscal year.
(2)
This amount represents fees for system implementation assessment services.

Pre-Approval Policies and Procedures

The Audit Committee has established policies and procedures for the approval and pre-approval of audit services and permitted non-audit services. The Audit Committee has the responsibility to appoint and terminate our independent auditors, to pre-approve their performance of audit services and permitted non-audit services, to approve all audit and non-audit fees, and to set guidelines for permitted non-audit services and fees. All the services rendered by KPMG during fiscal 2025 and 2024 were pre-approved by the Audit Committee or were within pre-approved guidelines for permitted non-audit services and fees established by the Audit Committee, and there were no waivers of approval requirements or guidelines during the same periods.

27	2026 Proxy Statement

Proposal 3: Ratification of Appointment of Independent Auditor • Pre-Approval Policies and Procedures

Ratification of the appointment of KPMG LLP as our independent registered public accounting firm for fiscal 2026 requires the affirmative vote of the holders of a majority of the shares of our Common Stock present, or represented, and entitled to vote at the Annual Meeting.

Vote Required

Approval of Proposal No. 3 requires the affirmative vote of (i) a majority of the shares present or represented by proxy and voting at the Annual Meeting and (ii) a majority of the shares required to constitute a quorum.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF KPMG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL 2026.

BJ's Restaurants, Inc.	28

Stock Ownership of Certain Beneficial Owners and Management

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of our Common Stock as of the Record Date: (a) each of our directors, (b) each Named Executive Officer identified in the Summary Compensation Table, (c) all of our executive officers and directors as a group, and (d) each person known by us to be the beneficial owner of 5% or more of the issued and outstanding shares of our Common Stock. Ownership of less than 1% is indicated by an asterisk.

	Shares Beneficially Owned(1)

Name and Address(2)	Number of Shares(3)		Percentage of Class(3)

BlackRock, Inc.
50 Hudson Yards
New York, NY 10001	3,107,792	(4)	14.8%

Ronald M. Shaich
BJ's Act III, LLC
777 Brickell Avenue, #500-96800
Miami, FL 33131	1,936,825	(5)	9.2%

Patrick Walsh
PW Partners Capital Management, LLC
4300 S US-1
Jupiter, FL 33477	1,268,704	(6)	6.0%

Dimensional Fund Advisors LP
6300 Bee Cave Road, Building One
Austin, TX 78746	1,084,001	(7)	5.2%

Woodline Partners LP
4 Embarcadero Center, Suite 3450
San Francisco, CA 94111	1,056,946	(8)	5.0%

Bina Chaurasia	15,297	(9)	*

James A. Dal Pozzo	33,195	(10)	*

Noah A. Elbogen	82,189	(11)	*

Lea Anne S. Ottinger	43,080	(12)	*

C. Bradford Richmond	51,024	(13)	*

Julius W. Robinson, Jr.	12,136	(14)	*

Janet M. Sherlock	20,497	(15)	*

William J. Atkins	—	(16)	*

Thomas A. Houdek	2,749	(17)	*

Jennifer A. Jaffe	—	(18)	*

Gregory S. Lynds	83,023	(19)	*

Kendra D. Miller	60,170	(20)	*

Lyle D. Tick	9,428	(21)	*

J. Todd Wilson	—	(22)	*

All current directors and executive officers as a group (19 persons)	517,513	(23)	2.4%

* Less than 1%

29	2026 Proxy Statement

Stock Ownership of Certain Beneficial Owners and Management

(1)
The persons named in the table, to our knowledge, have sole voting and sole investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws where applicable and the information contained in the footnotes hereunder.
(2)
The address of our officers and directors is at our principal executive offices at 7755 Center Avenue, Suite 300, Huntington Beach, California 92647.
(3)
Percent of class is based on the number of shares issued and outstanding (21,019,486) on the Record Date (April 13, 2026). In addition, shares of Common Stock which a person had the right to acquire within 60 days of the Record Date are deemed outstanding in calculating the percentage ownership of the person, but not deemed outstanding as to any other person. This does not include shares issuable upon exercise of any options issued by us which are not exercisable within 60 days from the Record Date.
(4)
Based solely on Amendment No. 3 to Schedule 13G filed by Blackrock, Inc. on October 17, 2025, as of such date, it is our belief that BlackRock, Inc. held the number of shares indicated as of September 30, 2025.
(5)
Based on Amendment No. 7 to Schedule 13D filed on March 23, 2026, it is our belief that Mr. Shaich beneficially owned the number of shares indicated, which number includes (i) 1,786,545 shares held of record by BJ’s Act III, LLC, (ii) 876,949 shares issuable to BJ’s Act III, LLC upon exercise of a warrant to purchase shares of the Company at an exercise price of $26.94 per share (which warrant expires on May 4, 2027), and (iii) 150,280 shares of the Company owned by SC Trust 2018, LLC, with respect to which BJ’s Act III, LLC disclaims beneficial ownership.
(6)
Based on Amendment No. 1 to Schedule 13D filed on March 28, 2024, it is our belief that Mr. Walsh beneficially owned 101,495 shares (including 65,664 shares underlying call options), with respect to which PW Partners Capital Management LLC (“PW Capital Management”) is not a beneficial owner. Each of Mr. Walsh and PW Capital Management may be deemed to beneficially own 1,167,209 shares owned directly by PW Partners Atlas Fund IV, LP (“Atlas Fund IV”), PW Partners Atlas Fund I, LP (“Atlas Fund I”), and PW Partners, LLC by virtue of (i) PW Capital Management being the investment manager of each of Atlas Fund IV, Atlas Fund I and PW Partners, LLC, and (ii) Mr. Walsh being the Managing Member and Chief Executive Officer of each of PW Partners Atlas Funds, LLC (the general partner of each of Atlas Fund IV and Atlas Fund I) and PW Partners, LLC, and the Managing Member of PW Capital Management.
(7)
Based solely on Schedule 13G filed by Dimension Fund Advisors LP on January 21, 2026, as of such date, it is our belief that Dimension Fund Advisors LP held the number of shares indicated as of December 31, 2025.
(8)
Based solely on Schedule 13G filed by Woodline Partners LP on February 17, 2026, as of such date, it is our belief that Woodline Partners LP held the number of shares indicated as of December 31, 2025.
(9)
Consists of 15,297 shares of Common Stock of which Ms. Chaurasia is the beneficial owner.
(10)
Consists of 24,390 shares of Common Stock of which Mr. Dal Pozzo is the beneficial owner and 8,805 shares of Common Stock purchasable upon exercise of options.
(11)
Consists of 73,488 shares of Common Stock of which Mr. Elbogen is the beneficial owner and 8,701 shares of Common Stock purchasable upon exercise of options. Mr. Elbogen disclaims any beneficial ownership of shares held by BJ’s Act III, LLC, where he is a partner.

BJ's Restaurants, Inc.	30

Stock Ownership of Certain Beneficial Owners and Management

(12)
Consists of 34,275 shares of Common Stock of which Ms. Ottinger is the beneficial owner and 8,805 shares of Common Stock purchasable upon exercise of options.
(13)
Consists of 32,000 shares of Common Stock of which Mr. Richmond is the beneficial owner and 19,024 shares of Common Stock purchasable upon exercise of options.
(14)
Consists of 12,136 shares of Common Stock of which Mr. Robinson is the beneficial owner.
(15)
Consists of 20,497 shares of Common Stock of which Dr. Sherlock is the beneficial owner.
(16)
Mr. Atkins served as the Company’s Interim Principal Financial Officer from July 28, 2025 to December 14, 2025, and as the Company’s Interim Principal Accounting Officer from November 8, 2025 to December 14, 2025. As of our record date, he was not the beneficial owner of any of our Common Stock.
(17)
Consists of 2,749 shares of Common Stock of which Mr. Houdek is the beneficial owner.
(18)
Ms. Jaffe joined the Company on May 12, 2025, and is not the beneficial owner of Common Stock.
(19)
Consists of 41,807 shares of Common Stock of which Mr. Lynds is the beneficial owner and options exercisable for up to 41,216 shares of Common Stock.
(20)
Consists of 23,273 shares of Common Stock of which Ms. Miller is the beneficial owner and options exercisable for up to 36,897 shares of Common Stock.
(21)
Consists of 2,567 shares of Common Stock of which Mr. Tick is the beneficial owner and options exercisable for up to 6,861 shares of Common Stock.
(22)
Mr. Wilson joined the Company on December 15, 2025, and is not the beneficial owner of Common Stock.
(23)
Includes 206,977 shares of Common Stock issuable upon exercise of options.

31	2026 Proxy Statement

Compensation Discussion and Analysis • Financial and Operating Overview

COMPENSATION DISCUSSION AND ANALYSIS

The purpose of this Compensation Discussion and Analysis is to provide key information and details about our executive compensation programs and objectives. In this discussion, we focus on the executive compensation programs for our Chief Executive Officer and the other executive officers included in the Summary Compensation Table of this Proxy Statement (referred to as our “Named Executive Officers”). Our Named Executive Officers for fiscal 2025 were:

Name	Position

Lyle D. Tick(1)	Chief Executive Officer, President and Director
C. Bradford Richmond(2)	Former Interim Chief Executive Officer
J. Todd Wilson(3)	Executive Vice President and Chief Financial Officer
Jennifer A. Jaffe(4)	Executive Vice President and Chief People Officer
Gregory S. Lynds	Executive Vice President and Chief Development Officer
Kendra D. Miller	Executive Vice President, General Counsel and Corporate Secretary
Thomas A. Houdek(5)	Former Senior Vice President and Chief Financial Officer
William J. Atkins(6)	Former Interim Principal Financial Officer and Interim Principal Accounting Officer

(1)
Mr. Tick was promoted to Chief Executive Officer and President in June 2025.
(2)
Mr. Richmond resigned as the Company’s Interim Chief Executive Officer upon Mr. Tick’s promotion in June 2025.
(3)
Mr. Wilson joined the Company in December 2025.
(4)
Ms. Jaffe joined the Company in May 2025.
(5)
Mr. Houdek voluntarily separated from the Company in June 2025 and did not receive any severance upon separation.
(6)
On July 24, 2025, we retained Mr. Atkins, a partner at FLG Partners, LLC (“FLG Partners”), a chief financial officer services and board advisory consulting firm, as our Interim Principal Financial Officer while we conducted our search for a Chief Financial Officer. We entered into a Consulting Agreement with FLG Partners, effective July 14, 2025, pursuant to which we agreed to pay FLG Partners a rate of $650 per hour (modified to $25,000 per week from October 1, 2025 and after) for Mr. Atkins’ services, plus expenses. The Consulting Agreement required that the Company indemnify Mr. Atkins and FLG Partners in connection with Mr. Atkins’ performance of services. Mr. Atkins served as the Company’s Interim Principal Financial Officer from July 28, 2025 to December 14, 2025, and as the Company’s Interim Principal Accounting Officer from November 8, 2025 to December 14, 2025. Mr. Atkins did not participate in the Company’s AIP or receive equity awards or performance-based compensation; therefore, he is excluded from the rest of the general part of this Compensation and Discussion Analysis.

Financial and Operating Overview

We delivered another year of strong performance, highlighted by record revenue, sustained traffic growth, meaningful margin expansion, and increased free cash flow.

2025 financial highlights compared to fiscal 2024 include:

•
Total revenues increased 3.1% to $1.4 billion
•
Comparable restaurant sales increased 2.0%
•
Restaurant level operating profit increased 10.6% to $216.2 million

BJ's Restaurants, Inc.	32

Compensation Discussion and Analysis • Financial and Operating Overview

•
Diluted net income per share increased to $2.16 from $0.70 per share
•
Adjusted EBITDA(1) increased to $134.1 million from $117.1 million
•
Adjusted diluted net income per share increased 46.8% to $2.26
(1)
See page 41 of this proxy statement for a reconciliation of Adjusted EBITDA to the most directly comparable GAAP metrics.

Overview of Compensation for Fiscal 2025

The Compensation Committee and the full Board met numerous times to ensure that our compensation programs were structured specifically to incentivize continued strategic focus on driving sales and traffic and enhancing profitability. In consultation with our independent compensation consultant, the following determinations were made with respect to 2025 compensation:

•
We granted merit-based raises to our Named Executive Officers who were employed on January 1, 2025, averaging 2.0%, effective the first day of fiscal 2025. These raises did not include Mr. Richmond, who did not receive a base salary increase, or Mr. Tick, who, in accordance with the terms of his employment agreement, received an increase upon his promotion to Chief Executive Officer in June 2025. In making the determinations, the Compensation Committee, with the input of our independent compensation consultant, evaluated our peer group as well as retail and restaurant industry data, and considered the importance of retention. We believe that the increases in base salaries were appropriate in light of comparable base salaries in the industry and were consistent with our desire to provide compensation in line with our competitors and retain key leadership talent, while still emphasizing other elements of compensation that are directly related to our performance and changes in shareholder value.
•
The performance criteria for our 2025 Annual Incentive Plan (“AIP”), which is our annual incentive bonus plan, remained unchanged from 2024, and were tied to average weekly restaurant sales (30% weighting) and adjusted earnings before interest, taxes, depreciation and amortization (“EBITDA”) (70% weighting).
•
In 2025, the targeted short-term bonus opportunity percentage (as a percentage of base salary) for all Executive Vice Presidents was increased to 65% from 60%. In addition, a multiplier ranging from 85% to 115% of the bonus opportunity was added to align our pay with performance and to recognize and incentivize executives based on their scope of responsibility and individual impact on the business.
•
Based upon performance against plan metrics, the Committee approved a 2025 AIP payout at 100% of target, subject to individual multipliers, to our Named Executive Officers. See “Annual Cash Incentive” under “Pay Mix” for details.
•
We granted long-term equity awards in the form of performance stock units (“PSUs”) (60% weighting), restricted stock units (“RSUs”) (20% weighting), and stock options (20% weighting) in 2025. Similar to 2024, the PSU grants will be earned and vest based on relative total shareholder return (“TSR”), compared to our proxy peer group, with a three-year cliff vest based on achievement of the metric at the end of the performance period, and RSUs and options vest annually over a three-year period.
•
The PSUs granted in 2023 vested at 92% of target based on performance results at the end of 2025. This result was based on the Company’s average annual comparable sales performance over the three-year period, measured relative to the Black Box casual dining index. Vesting percentages were calculated for each year and then averaged across the three years. See “2023 PSU Grant Outcome” for more details.

33	2026 Proxy Statement

Compensation Discussion and Analysis • Compensation Philosophy and Program

Compensation Philosophy and Program

The Compensation Committee believes that executive compensation should be closely aligned with our strategy and performance on both a short- and long-term basis to drive a pay-for-performance culture and ensure that the interests of executive officers continue to be properly aligned with long-term shareholder interests. In addition, the executive compensation program should be designed to assist us in attracting and retaining qualified management team members who are critical to our long-term success in today’s highly competitive market.

To that end, the Compensation Committee’s philosophy is that executive compensation should be comprised of three principal components:

•
annual base salary;
•
performance-based annual cash incentive, which is dependent on our annual financial performance and the executives’ individual performance and impact; and
•
long-term incentive compensation in the form of PSUs, RSUs, stock options, or other equity-based awards that are designed to align executive officers’ interests with those of shareholders by rewarding performance and creating long-term value.

The Compensation Committee considers a variety of factors when setting compensation for executive officers each year. Among these factors are:

•
overall company performance;
•
individual performance and contribution of the executive to the overall company performance, primarily based on the input of the Chief Executive Officer;
•
equity based compensation awarded in prior years;
•
appropriate blend of short-term and long-term compensation and of cash and equity compensation;
•
competitive factors in the market, including total compensation paid to our executive officers compared to compensation paid to executives in similar positions at similarly-sized companies and relative to peers;
•
broad trends in executive compensation within the restaurant industry;
•
recommendations of the independent compensation consultant retained by the Compensation Committee; and
•
the recommendations of our Chief Executive Officer (for Named Executive Officers and executives other than himself).

BJ's Restaurants, Inc.	34

Compensation Discussion and Analysis • Alignment with Shareholder Interests

Alignment with Shareholder Interests

Our executive compensation program is aligned with shareholder interests, as described in the summary below:

What We Do	What We Don’t Do

Pay For Performance: Ensure a significant portion of each Named Executive Officer’s targeted total direct compensation is in the form of “at-risk” performance-based compensation

No Significant Perquisites: We do not provide significant perquisites to our executives other than housing allowances and reimbursement of relocation expenses, if necessary, in connection with new executive hirings

Equity Compensation: Provide equity compensation in alignment with long-term performance, including use of PSUs based on time and objective performance goals, and other equity awards to support retention and shareholder value creation

No Single Trigger Benefits: We do not maintain any single-trigger change-in-control equity acceleration provisions, except with respect to equity awards which are not retained or replaced with substitute awards following a change in control

Retention Value Creation: Ensure total direct compensation generally falls within a reasonable range of the 50th percentile among companies with which we compete for executive talent	No Tax Gross-Ups: We do not provide excise tax gross ups
Long-term Value Creation: Align executive compensation and wealth creation with long-term shareholder value, through the use of multi-year equity vesting	No Hedging and Pledging Permitted: We do not permit directors, executive officers and certain team members who have access to material, nonpublic information to engage in hedging or pledging our stock
Clawback Policy: Maintain a clawback policy with respect to performance-based cash bonuses and our equity incentives	No Automatic Retirement Payments: We do not provide automatic acceleration of team member equity awards upon retirement
Say on Pay: Conduct annual say on pay advisory votes	No Self-Approval of Compensation: We do not allow our executives to participate in the determination of their own compensation
Stock Ownership Guidelines: Maintain robust stock ownership guidelines	No Discounted Option Grants: We do not grant options below fair market value

Independent Compensation Consultant: Consult with the independent compensation consultant in order to assess our compensation policies relative to comparable public companies and design our pay program to support our Company’s purpose, strategic imperatives and executive talent-management objective

No Repricing of Options: We do not permit repricing of stock options without shareholder approval, including exchanging options for a new award or for cash

35	2026 Proxy Statement

Compensation Discussion and Analysis • Compensation Practices and Risk

Compensation Practices and Risk

The Compensation Committee carefully reviews our compensation policies and practices as applicable to all team members to ensure they do not encourage or reward inappropriate or excessive risks or create risks that are reasonably likely to have a material adverse effect on us. We believe the following principles and practices of our executive compensation programs support our overall compensation philosophy and work to reduce the probability of our executive officers, either individually or as a group, making excessively risky business decisions that could maximize short-term results at the expense of long-term value as follows:

•
The annual cash incentive bonus is based on key financial business results and also reflects individual performance through a multiplier;
•
The ultimate economic value provided by our long-term incentive plan is based primarily on the sustained, long-term performance of our stock;
•
Our cash and long-term equity incentive programs are capped, which limits any disproportionate increases in payouts in order to minimize excessive short-term risk-taking;
•
Recommendations for changes to our executive compensation programs are made only after a collaborative process involving our finance, tax, legal and people teams and advisors, including our independent compensation consultant, in order to ensure that all relevant inputs have been taken into consideration;
•
In order to ensure continued alignment of management incentives and risk with shareholders, we maintain stock ownership guidelines, and our insider trading policies prohibit hedging transactions in our stock and, with limited exceptions, restrict pledging of shares; and
•
Our clawback policies disincentivize risk taking by ensuring that the Company may recoup performance-based compensation in the event of restatements of financial statements.

Role of the Compensation Committee

The Compensation Committee has the responsibility for establishing and continually monitoring adherence to our compensation philosophy and aligning management’s interests with the achievements of performance objectives and the interests of our shareholders. The goal of the Compensation Committee is to ensure that the total compensation paid to our executive officers is fair, reasonable, competitive, and properly structured to attract and retain talent and align management’s interests with those of our shareholders. The Compensation Committee reviews the performance of our Named Executive Officers and other members of the Executive and Senior Leadership Teams and provides a report to the Board. In such capacity, the Compensation Committee oversees our executive compensation and benefit plans, reviews our general compensation and retirement programs and policies, and monitors the performance and compensation of executive and senior officers. The Compensation Committee also makes recommendations regarding annual cash incentives under our AIP and equity awards to executive officers and other team members pursuant to our equity incentive plan and determines achievement of pre-established metrics under our AIP and our equity incentive plan for PSUs.

The Compensation Committee’s Charter establishes the responsibilities of the Compensation Committee including those described above. The Compensation Committee periodically reviews and revises the charter. In addition, the Compensation Committee has the authority to hire, retain and terminate its independent compensation consultant, to obtain advice and assistance from internal and external legal, accounting and other advisors, and to review the findings independent of management. The Chair of the Compensation Committee reports the Compensation Committee’s actions and recommendations to the Board following each quarterly Compensation Committee meeting.

The Compensation Committee and the Board review information about all components of the compensation provided to our executive officers, including base salary, annual bonus, equity, perquisites and any other personal benefits and the effect of retirement and change in control on stock option vesting. A summary of our compensation programs, practices and internal controls, and tables quantifying the estimated values of these components for each Named Executive Officer are presented to and reviewed by the Compensation Committee.

BJ's Restaurants, Inc.	36

Compensation Discussion and Analysis • Role of Executive Officers in Compensation Decisions

Role of Executive Officers in Compensation Decisions

The Compensation Committee and the Chief Executive Officer annually review the performance of all Named Executive Officers, other than the Chief Executive Officer, including individual performance objectives and the Chief Executive Officer’s evaluation of each officer’s leadership and effectiveness. All recommendations made by the Chief Executive Officer based on these reviews, including proposed base salary adjustments, annual cash incentive awards and opportunities under our AIP and annual equity awards, are presented to the Compensation Committee which, in turn, exercises its independent discretion to approve, disapprove or modify any recommended compensation adjustments or awards.

The Compensation Committee also independently reviews, on an annual basis, the performance and compensation of the Chief Executive Officer in executive session without his involvement or input.

Compensation Consultant

Frederic W. Cook & Co., Inc. (“FW Cook”) serves as our independent compensation consultant. FW Cook’s responsibilities include, but are not limited to, providing compensation market data, advising on trends and developments in executive compensation, periodically reviewing the design of the executive compensation program, providing independent analysis of CEO compensation, and providing advice to the Compensation Committee and its Chair, as requested. The Compensation Committee has directly engaged and has the sole authority to hire and terminate the independent compensation consultant. The Company does not engage FW Cook for any other unrelated consulting or services.

All fees paid to FW Cook during fiscal 2025 were in connection with their work on executive and non-employee director compensation matters on behalf of the Compensation Committee. The Compensation Committee has determined that the services of FW Cook do not give rise to any conflict of interest and considers the firm to have sufficient independence from us and our executive officers to allow its consultant to offer objective advice.

Consideration of Say on Pay Advisory Vote

We provide our shareholders with the opportunity to cast an annual non-binding advisory vote on executive compensation (commonly referred to as “say on pay”). At our Annual Meeting of Shareholders held in June 2025, 98% of the votes cast on the say on pay proposal at that meeting were in favor of the proposal. The Compensation Committee believes this advisory vote affirmed shareholder support of its approach to executive compensation and, therefore, did not fundamentally change its approach in fiscal 2025, or in establishing executive compensation for 2026. However, even with this high level of support, the Compensation Committee continues to consider and, where appropriate, implement additional changes in our executive compensation plans in an effort to further enhance the effectiveness of such plans and the competitiveness of our pay relative to our peers, and to continue to align compensation with the interests of our shareholders. The Compensation Committee will continue to consider the outcome of our annual shareholder non-binding advisory say on pay votes when making future compensation decisions for Named Executive Officers.

Determining Executive Compensation

We have structured our incentive-based annual cash and long-term non-cash executive compensation programs to motivate our executives to achieve our business goals and reward them for achieving these goals. The Compensation Committee reviews relevant market data when making compensation decisions regarding the executive officers. The Compensation Committee generally makes its annual executive compensation decisions at its meeting held in the fourth quarter of each year and early in the first quarter of the following year. Additionally, the Compensation Committee meets when our annual financial results have been audited by our independent auditor to review the most recently completed fiscal year’s annual incentive calculations and approve pay-outs, if any, for executives and other applicable team members.

37	2026 Proxy Statement

Compensation Discussion and Analysis • Determining Executive Compensation

In determining executive compensation, the Compensation Committee reviews base pay, annual cash incentive opportunities and payments, and equity awards and vesting for the current year and on a cumulative basis. The Compensation Committee also receives information regarding the performance of each executive. Additionally, the Compensation Committee annually obtains input from its external independent compensation consultant and compares executive compensation levels and practices for executives holding comparable positions at similarly sized companies to aid the Compensation Committee in setting compensation at competitive levels.

The Compensation Committee’s philosophy is to target base pay, target total cash compensation and target total direct compensation (base pay, annual cash incentive bonus opportunity and target grant value of equity incentive awards) at approximately the 50th percentile of the relevant market, as determined by competitive peer compensation data. The Compensation Committee believes that targeting total direct compensation at approximately the 50th percentile enables us to remain competitive in attracting and retaining executive talent. However, the Compensation Committee does not use formulas or specifically set the compensation for our executives based solely on this industry data or based on a specific percentile of this industry data. Instead, the Compensation Committee uses this information and each executive’s level of responsibility and experience, as well as the executive’s success in achieving business objectives, overall leadership qualities, and impact on the business, in determining the executive’s compensation. The Compensation Committee believes that this approach allows it to take into consideration the executive’s overall contribution to our growth and profitability in determining executive compensation rather than relying solely on specific peer group targets.

For purposes of reviewing annual cash- and stock-based executive compensation levels to help evaluate our competitiveness as we established 2025 executive compensation, our independent compensation consultant (FW Cook) provided compensation information reflecting our Company’s market for executive talent considering our industry and size, as outlined below.

We reviewed publicly disclosed compensation information of the following then-publicly held 15-chain restaurant industry peer companies (“Proxy Peer Group”) as a source of market data for the Chief Executive Officer, Chief Financial Officer and other top-five paid executives:

Bloomin’ Brands, Inc.	Brinker International, Inc.
The Cheesecake Factory Incorporated	Cracker Barrel Old Country Store, Inc.
Dave & Buster’s Entertainment, Inc.	Denny’s Corporation(1)
Dine Brands Global, Inc.	El Pollo Loco Holdings, Inc.
Jack in the Box, Inc.	Noodles & Company
Papa John’s International, Inc.	Potbelly Corporation(1)
Red Robin Gourmet Burgers, Inc.	Shake Shack, Inc.
Texas Roadhouse, Inc.

(1) This peer has since ceased to be a publicly traded company.

In addition to the peer group, we also reviewed restaurant, retail, and general industry survey data for companies approximating our revenue size.

The Compensation Committee believes that the above peer group of comparable companies represented an appropriate cross-section of companies with which we compete for talent, or which are similar to us in size, market capitalization and industry, for fiscal 2025. The Compensation Committee believes that referencing pay practices and levels of that group (in addition to the survey data noted above) allows for a more informed consideration of compensation for management performance and retention as well as meaningful comparisons of our financial performance against our peers, in alignment with the assessment approach of the institutional investment and shareholder community. This multi-variable, diverse data set enables the Compensation Committee to appropriately structure compensation programs for our executive officers in a manner that recognizes and rewards excellent operating performance as well as the creation of shareholder value. There is no pre-established policy or target for the allocation between either cash and non-cash or short-term and long-term incentive compensation; in keeping with the compensation philosophy discussed above, a significant percentage of total compensation is allocated to incentive compensation that is realized solely as a result of performance compared to established goals.

BJ's Restaurants, Inc.	38

Compensation Discussion and Analysis • Elements of 2025 Executive Compensation

Elements of 2025 Executive Compensation

Pay Element	Form	Metrics	Objectives

Annual Cash Compensation
Base Salary	Cash; fixed	Only component of compensation that is fixed rather than variable; is tied to executive’s skillset, role, and performance and subject to potential annual adjustment.	Compensate executives for their normal daily responsibilities
Annual Cash Incentive (“AIP”)	Cash; variable	At-risk cash compensation based on achievement of pre-established Company financial metrics (weekly sales average and adjusted EBITDA)	Motivate executives to focus and execute on short-term goals that also support the long-term financial health of the Company.
Long-Term Equity Compensation
Stock Options	20%	Provide value only if stock price increases; vest in three equal annual installments, with a 10-year exercise term.	Reward for increases to our stock price and motivate executives to build long-term shareholder value; support executive retention.
Restricted Stock Units (RSUs)	20%	Value is based on the most recent closing stock price of our Common Stock as of the grant date; vests in three equal annual installments.	Align long-term compensation with shareholder interests and support executive retention.
Performance Stock Units (PSUs)	60%	Value is based on relative TSR; cliff vests after three years subject to performance results, up to a potential maximum of 150% target.	Reward for relative outperformance in shareholder value creation and align long-term compensation with shareholder interests; support executive retention.

39	2026 Proxy Statement

Compensation Discussion and Analysis • Determination of 2025 Executive Compensation

Determination of 2025 Executive Compensation

Pay Mix. The charts below show the percentage of total target 2025 compensation represented by these components with respect to our CEO and the average among our other Named Executive Officers (“NEOs”):

(1)
Represents the average between our current CEO and President and our former Interim CEO.
(2)
Based on Summary Compensation Table for all other Named Executive Officers.

Base Salary. Base salaries for executive officers are generally reviewed on an annual basis and at the time of promotion or other change in responsibilities. Increases in base salary are determined using both objective and subjective factors, such as the level of responsibility, individual performance, level of pay for the executive and in relation to similarly situated executives, and the peer group companies’ base salary levels. In order to ensure that our base salaries remained in line with comparable industry and market base salaries and with input from our independent compensation consultant, we granted base salary increases averaging 2.0% to our Named Executive Officers, who were employed on January 1, 2025.

Fiscal 2025 Base Salary Increases

Name	2024 Base Salary	2025 Base Salary	$ Increase	% Increase

Lyle D. Tick(1)	$600,000	$800,000	N/A	N/A

C. Bradford Richmond(2)	$480,000	$480,000	N/A	N/A

J. Todd Wilson(3)	N/A	$575,000	N/A	N/A

Jennifer A. Jaffe(4)	N/A	$415,000	N/A	N/A

Gregory S. Lynds(5)	$418,000	$426,000	$8,000	1.9%

Kendra D. Miller(5)	$397,000	$405,000	$8,000	2.0%

Thomas A. Houdek(6)	$465,000	$474,000	$9,000	1.9%

(1)
Mr. Tick’s base salary increased to $800,000 on June 5, 2025, upon his promotion to CEO and in accordance with his employment agreement.

BJ's Restaurants, Inc.	40

Compensation Discussion and Analysis • Determination of 2025 Executive Compensation

(2)
Mr. Richmond served as the Company’s Interim Chief Executive Officer from August 28, 2024 to June 5, 2025, and as Special Advisor to the CEO from June 5, 2025 to August 22, 2025, and did not receive a base salary increase in accordance with his employment agreement.
(3)
Mr. Wilson joined the Company in December 2025.
(4)
Ms. Jaffe joined the Company in May 2025.
(5)
Mr. Lynds and Ms. Miller received merit-based increases.
(6)
Mr. Houdek separated from the Company in June 2025.

Annual Cash Incentive. Each executive officer participated in our fiscal 2025 AIP with the exception of Mr. Richmond who was not eligible for the AIP as an interim officer. Under the AIP, the annual incentive opportunity is determined based on a percentage of each officer’s base salary. The Compensation Committee approves and recommends to the Board the objective performance measure or measures, bonus target percentages and all other terms and conditions of awards for each performance period (generally each fiscal year) under the AIP. In fiscal 2025, the NEO target bonus opportunity increased to 65% from 60% of base salary in 2024.

Under the fiscal 2025 AIP, the executives’ incentive opportunity was based on Company financial targets which consisted of Weekly Sales Average and Adjusted EBITDA and provided for a sliding scale with threshold, target and maximum payout opportunities. In 2025, a multiplier ranging from 85% to 115% of the bonus opportunity was added to further align our pay with performance and incentivize executives based on their scope of responsibility and individual impact to the business.

Adjusted EBITDA is a non-GAAP financial measure representing the sum of net income adjusted for certain expenses and gains/losses detailed within the reconciliation below. We use Adjusted EBITDA as a supplemental measure of our operating performance and believe this measure is useful to investors in that it highlights cash flow and trends in our business operations that may not otherwise be apparent to investors when relying solely on GAAP financial measures. Because other companies may calculate this measure differently than we do, our Adjusted EBITDA calculation may not be comparable to similarly titled measures reported by other companies. A reconciliation of net income to Adjusted EBITDA in dollars and as a percentage of revenues for fiscal 2025 is set forth below:

Net income	$48,808	3.5%

Interest expense, net	4,745	0.3

Income tax benefit	(1,575)	(0.1)

Depreciation and amortization	76,571	5.5

Leadership transition expenses, net	1,392	0.1

Stock-based compensation expense	8,115	0.6

Other income, net	(5,668)	(0.4)

Loss on disposal and impairment of assets, net	1,687	0.1

Adjusted EBITDA	$134,075	9.6%

41	2026 Proxy Statement

Compensation Discussion and Analysis • Determination of 2025 Executive Compensation

In February 2026, the Compensation Committee reviewed the Company’s performance targets in relation to the 2025 AIP metrics. Based upon actual results relative to targets, the Committee approved a payout totaling 100% of the opportunity to our Named Executive Officers and other senior management. The tables below provide a summary of the performance targets and payouts for the 2025 AIP:

Target vs. Actual Achievement Payout

Metric(1)	Threshold	Target	Maximum	Payout Range

Weekly Sales Average	$119,100	$122,800 to $124,000	$127,700	0% to 200%

Adjusted EBITDA	$118.2 Million	$137.6 Million to $140.4 Million	$152.9 Million	0% to 200%

Metric(1)	Results	Weight	Payout %	Weighted Payout

Weekly Sales Average	$123,000	30%	100%	30%

Adjusted EBITDA	$138.4 Million(2)	70%	100%	70%

Total Fiscal 2025 Achievement Payout		100%		100%

(1)
All financial metric targets were set above fiscal 2024 actual results.
(2)
As permitted by our AIP, the Compensation Committee may adjust the evaluation of performance to exclude the impact of events or occurrences that it determines should be appropriately excluded such as extraordinary or non-recurring items, transactions or events. Fiscal 2025 reported Adjusted EBITDA of $134.1 million was adjusted to exclude the impact of deferred compensation expenses due primarily to stock market performance which has a matching offset in other income, previously capitalized overhead expenses and other miscellaneous items.

The table below shows the 2025 target bonus for each Named Executive Officer under the AIP as compared to the actual 2025 bonus payout.

Fiscal 2025 Annual Incentive Bonus Plan: Actual Payout vs. Target Bonus

Name	Target Bonus	Target Bonus (as a % of Base Pay)(1)	Actual Bonus(2)	Actual Bonus (as a % of Base Pay)	Actual Bonus (as a % of Target Bonus)

Lyle D. Tick(3)	$637,143	89%	$637,143	89%	100%

C. Bradford Richmond	N/A	N/A	N/A	N/A	N/A

J. Todd Wilson(4)	$15,402	65%	$15,402	65%	100%

Jennifer A. Jaffe(4)	$171,458	65%	$189,121	72%	110%

Gregory S. Lynds	$276,900	65%	$263,055	62%	95%

Kendra D. Miller	$263,250	65%	$263,250	65%	100%

Thomas A. Houdek	$260,700	55%	$—	—%	—%

(1)
Mr. Richmond was not eligible for a bonus under the 2025 AIP, Mr. Wilson and Ms. Jaffe’s bonus were prorated based on their respective hire dates of December 15, 2025 and May 12, 2025, and Mr. Houdek’s employment ended prior to completion of the fiscal year and the payout of bonuses.

BJ's Restaurants, Inc.	42

Compensation Discussion and Analysis • Determination of 2025 Executive Compensation

(2)
In accordance with the AIP, a multiplier of 110% was applied to Ms. Jaffe’s bonus, 100% to Mr. Wilson and Ms. Miller’s bonus and 95% to Mr. Lynds’ bonus.
(3)
Mr. Tick’s target bonus is prorated to reflect 70% as President and Chief Concept Officer and 100% as CEO and President.
(4)
Target bonus is prorated based on hire date in the current fiscal year.

Long-Term Equity Compensation: Stock Options, RSUs and PSUs. We design our long-term incentive compensation to drive long-term performance, to align the interests of our executives with those of our shareholders, and to retain executives through long-term wealth accumulation. In fiscal 2025, long-term incentive compensation took the form of awards of PSUs, RSUs, and stock options. Individual award amounts for executive officers were based on external market and internal pay and performance considerations and based on a targeted economic value as determined by the Compensation Committee.

While in the past the Company’s long-term equity awards generally were allocated one-third to each of PSUs, RSUs, and stock options, the allocation was changed to 60% PSUs, 20% RSUs and 20% stock options in 2025. The amount of annual equity awards granted to executive officers is based on grant date fair value, which is generally targeted at the 50th percentile of market data for comparable positions (where such information is available). However, in specific cases we may set the target value of the equity award higher or lower than the median where appropriate, based on factors such as our prior year performance, individual executive performance and impact on the business, and retention considerations.

PSUs. PSUs have a measurable value to recipients immediately upon their vesting (provided performance goals are met), and their underlying value is tied to our stock price. However, PSUs differ from stock options and RSUs in that (i) predetermined performance goals must be achieved in order for the awards to vest, and (ii) the number of PSUs that vest may be higher than, lower than or equal to the target number of PSUs, based on whether performance is above, below or at those predetermined goals. Such awards, when vested, are paid in shares. PSUs granted to our executive officers for fiscal 2025 are eligible to cliff vest after three years based on our relative TSR performance compared to our proxy peer group. PSUs can vest from 0% to 150% of target, but if our actual TSR is negative, payout cannot exceed 100%.

2025 PSU Grant – Targeted Total Shareholder Return Relative to Peer Group Ranking

Performance Level	Relative TSR Percentile Ranking	Payout Percentage

Maximum	75th Percentile and Above	150%

Target	50th Percentile	100%

Threshold	25th Percentile	50%

	Below 25th Percentile	0%

RSUs. RSUs also derive their value based on our stock price but have a measurable value to recipients immediately upon their vesting, which we believe supports retention. RSUs granted to our executive officers for 2025 vest in three equal annual installments.

Stock Options. Stock options provide the opportunity for participants to purchase shares of our Company’s common stock at a price that is equal to our Company’s stock price on the date of grant. We believe stock options are shareholder-aligned and performance-based, because executives realize increasing value only as the Company’s stock price increases, and executives realize zero value if our Company’s stock price does not increase above the grant-date stock price.

43	2026 Proxy Statement

Compensation Discussion and Analysis • Determination of 2025 Executive Compensation

All stock options granted by us during fiscal 2025 to our executive officers were granted as non-qualified stock options that vest in three equal annual installments.

Long-Term Equity Compensation: 2023 PSU Grant Outcome. In February 2026, the Compensation Committee reviewed the performance of the Company relative to the performance targets established for PSUs granted in 2023, and approved a vest percentage of 92%, based on the scale and goals shown below. Vesting of 2023 PSUs was determined by comparing the actual average comparable sales for each yearly period to the Black Box casual dining index, calculating vesting percentages for each year, and then averaging the vesting percentages for the three separate years to determine the total vesting percentage.

2023 PSU Grant – Restaurant Comparable Sales Growth Over Black Box Index Performance Targets

3-Year Average Comparable Sales Growth Over Black Box	< 0.0%	0.0%	0.5%	1.0%	1.5%	> 2.0%

% of Target PSUs that Vest	0%	50%	75%	100%	125%	150%

2023 PSU Grant – Restaurant Comparable Sales Growth Over Black Box Index Results

	2023	2024	2025	3-Year Average

BJ’s Restaurants, Inc.(1)	3.8%	1.0%	2.3%

Black Box	2.3%	(1.9)%	2.3%

Difference	1.5%	2.9%	0.0%

Actual Vest Percentage	126%	150%	0.0%	92%

(1)
Comparable restaurant sales are based on calendar years to align with Black Box methodology versus BJ’s Restaurants, Inc.’s fiscal calendar.

Limited Executive Benefits and Perquisites. In addition to their eligibility to participate in our Company’s customary team member benefit plans, our executive officers are entitled to receive automobile allowances and term life insurance as their sole executive perquisites. Except for a relocation allowance and certain additional benefits provided to Mr. Tick and Mr. Wilson in connection with their hire, our executive officers receive no other form of executive benefit or perquisite.

BJ's Restaurants, Inc.	44

Compensation Discussion and Analysis • Equity Grant Timing Practices

Equity Grant Timing Practices

The Compensation Committee and the Board have adopted the following guidelines for equity grant timing practices:

Regular Annual Equity Grant Dates. Annual equity grants are presented and approved at the meeting of the Compensation Committee typically held in December of each year, before fiscal year-end earnings are available or released. The regular annual equity grant date for executive officers and Restaurant Support Center team members is the 15th of January and, for stock options, the exercise price is the fair value of our common stock at market close on the option grant date or the last trading day prior to the date of grant when grants take place on a day when the market is closed. Exceptions to the annual grant date may be made in certain circumstances for administrative convenience. If the 15th of January falls on a weekend or holiday, the execution date of the grants may occur on the first business day following the grant date.

For annual grants of RSUs, the Compensation Committee approves a specific dollar amount to be granted to each recipient and the number of shares has thereafter been determined by dividing the dollar amount approved by the Compensation Committee by the most recent closing market price of our common stock as of the date of grant.

For annual grants of PSUs, the Compensation Committee approves the target annual award and the final vesting percentages based upon company performance against financial metrics.

New Hire Grant Dates. Equity award grants to certain newly hired team members are generally made on the 15th calendar day of the first month of the subsequent quarter following their first day of employment. The Compensation Committee may make exceptions to the timing of new hire grants in limited circumstances if it deems doing so is necessary or appropriate given the circumstances. In 2025, the Compensation Committee approved a grant for Mr. Wilson with a grant date fair market value of $500,000, which is eligible to vest in three annual installments beginning on December 15, 2026, divided equally between RSUs and stock options. Mr. Wilson’s new hire grant was processed on December 15, 2025, in order to facilitate his transition and to partially compensate him for his forfeited equity resulting from leaving his prior employer.

Typically, eligible newly hired team members receive a grant that is one-half RSUs and one-half stock options; however, Ms. Jaffe’s new hire grant was 60% RSUs and 40% stock options. The difference in mix was related to forfeited equity at Ms. Jaffe’s prior employer. The Compensation Committee approved a grant for Ms. Jaffe with a grant date fair market value of $500,000, which is eligible to vest in three annual installments beginning on July 15, 2026. For stock options, the exercise price was the closing price of our common stock on the date of grant. The number of RSUs granted to our new team members is determined by dividing the approved dollar amount by the closing market price of our common stock on the date of grant.

Special Grant to Chief Executive Officer and President. Upon promotion to Chief Executive Officer under his existing employment agreement, Mr. Tick was entitled to a supplemental equity grant under the Company’s Equity Incentive Plan having a grant date fair market value of $400,000, which consisted of 50% RSUs and 50% stock options. Additionally, in connection with Mr. Tick’s promotion to Chief Executive Officer, the Board approved a $1,000,000 special performance-based equity grant, to fully align our new CEO with shareholder value creation, in the form of PSUs vesting over three years and tied to the following share price achievement targets:

Performance Share Targets

Tranche	Service Vesting Date	Share Appreciation	Stock Price Hurdle	Percentage Vest

Tranche 1	06/06/2026	+20% of Grant Date Stock Price	$52.92	One Third of Total Target Shares

Tranche 2	06/06/2027	+40% of Grant Date Stock Price	$61.74	One Third of Total Target Shares

Tranche 3	06/06/2028	+60% of Grant Date Stock Price	$70.56	One Third of Total Target Shares

45	2026 Proxy Statement

Compensation Discussion and Analysis • Equity Grant Timing Practices

Such grant was made within four business days of the Company’s filing of a Form 8-K disclosing Mr. Tick’s promotion to Chief Executive Officer and President. The table below sets forth certain information about the stock option portion of the grant made to Mr. Tick.

Equity Award Table

Name	Grant Date	Number of Securities Underlying the Award	Exercise Price of the Award	Grant Date Fair Value of the Award	Percentage Change in Closing Price(1)

Lyle D. Tick	06/06/2025	9,251	$44.10	$199,587	(1.9)%

(1)
Percentage represents the change in the closing market price of the securities underlying the award between the trading day ending immediately prior to the disclosure of material nonpublic information and the trading day beginning immediately following the disclosure of material nonpublic information.

Annual and Promotion Grants. Our general practice is to issue equity grants annually or upon new employment or promotion to a qualifying management position as described above. In those instances when equity awards occur during the year due to promotions or other factors, the equity awards are approved in advance by the Compensation Committee for executives and, with authorization by the Compensation Committee, by the Chief Executive Officer. The grant date for any such grants is the 15th day of the first month of the quarter following the promotion or other event, subject to limited exceptions as may be approved by the Compensation Committee, in its sole discretion. The exercise price for such awards is always based on the most recent closing price of our common stock as of the date of grant.

Compensation of Chief Executive Officer

Compensation of C. Bradford Richmond. On August 22, 2024, we entered into an employment agreement with C. Bradford Richmond pursuant to which he began serving as our Interim Chief Executive Officer commencing August 28, 2024. Mr. Richmond served as our Interim Chief Executive Officer until June 5, 2025, and as our Special Advisor to the Chief Executive Officer from June 5, 2025 through August 22, 2025. Under the terms of the agreement, Mr. Richmond received (i) cash compensation of $40,000 per month, (ii) a housing allowance of $7,500 per month, and (iii) an equity grant under the Company’s 2024 Equity Incentive Plan having an aggregate value of $720,000 and consisting of 50% RSUs and 50% non-qualified stock options. In light of Mr. Richmond’s cash compensation being significantly below market, and to assure a successful transition of duties to our new CEO in accordance with the desired timeline by our Board, Mr. Richmond’s equity grant vested upon his termination of service on August 22, 2025. During the term of his employment as Interim Chief Executive Officer, Mr. Richmond continued to serve as a member of the Board; however, he was not eligible to receive any additional compensation for his service as a member of the Board until such time as he was no longer serving as an executive officer of the Company, which was June 5, 2025.

Compensation of Lyle D. Tick. On August 23, 2024, we entered into an employment agreement with Mr. Tick pursuant to which he began serving as our President and Chief Concept Officer effective September 9, 2024. On June 5, 2025, Mr. Tick was promoted to our Chief Executive Officer and President. Mr. Tick’s employment agreement was approved by the Compensation Committee as well as the entire Board after a period of negotiation with Mr. Tick and his advisors. The Compensation Committee believes the employment agreement reflects appropriate and competitive compensation for services of an executive of Mr. Tick’s experience and skill set. The terms and conditions of Mr. Tick’s compensation under the employment agreement are presented below:

Term. The term of the agreement commenced on September 9, 2024, and will terminate on December 31, 2028 (unless earlier terminated in accordance with its terms). The agreement provides for automatic renewals for additional one-year terms unless either party gives notice of its intention not to extend at least six months prior to the scheduled termination date.

BJ's Restaurants, Inc.	46

Compensation Discussion and Analysis • Compensation of Chief Executive Officer

Base Salary. Prior to Mr. Tick’s appointment as the Company’s Chief Executive Officer (“CEO”), his base salary was $600,000 per year, subject to annual review by the Board. Upon his appointment as the Company’s Chief Executive Officer (“CEO”), his base salary increased to $800,000 per year in accordance with the terms of his employment agreement.

Bonus Opportunity. Mr. Tick’s annual Bonus opportunity target was no less than 70% of his base salary until his appointment to CEO, at which time Mr. Tick’s target for future annual bonuses increased to 100% of his base salary.

Relocation Expenses. Mr. Tick was entitled to a monthly housing allowance of $7,500 until his appointment as CEO. In addition, Mr. Tick was entitled to be reimbursed for reasonable travel expenses between Southern California and his pre-hire residence until his family’s relocation.

Additional Benefits. Mr. Tick shall receive perquisites consistent with those offered in his role as an executive officer of the Company, including the use of a company automobile or automobile allowance of up to $1,500 per month, and reimbursement of up to $15,000 of his legal fees incurred in connection with negotiation and documentation of his employment agreement.

Signing Bonus and Initial Equity Grant. Tick received a $200,000 signing bonus to provide for compensation opportunities lost at his prior employer and to incentivize his move. In addition, Mr. Tick received an initial equity grant having a grant date fair market value of $600,000 (the “New Hire Grant”). The New Hire Grant vests in three annual installments beginning on October 15, 2025, and is divided equally between RSUs and non-qualified stock options. In the event Mr. Tick is terminated by the Company without “Cause” (as defined in his employment agreement) or resigns for “Good Reason” (as defined in his employment agreement), the New Hire Grant will vest in full.

Annual Equity Grants. Equity grants will be made at the discretion of the Board under the Company’s 2024 Equity Incentive Plan (together with any successor or replacement equity incentive plans, the “Plan”). The Company agreed that Mr. Tick’s annual long-term equity incentive grant for 2025 would have a grant date fair market value of $600,000 in the form of PSUs (60% weighting), RSUs (20% weighting), and non-qualified stock options (20% weighting) and is subject to the same vesting terms as our other Named Executive Officers. The agreement provided that if Mr. Tick was appointed as CEO after January 15, 2025, and before December 31, 2025, he would receive a supplemental equity grant having a grant date fair market value of $400,000 which was intended to bring his compensation closer in line with peer median CEO pay and would consist of one-half non-qualified stock options and one-half RSUs.

Termination; Severance; Change of Control. The Company may terminate Mr. Tick’s employment at any time. In the event of termination by the Company without “Cause” (for reasons other than death or disability) or resignation by Mr. Tick for “Good Reason”, Mr. Tick shall be entitled to receive the following: (i) any earned but unpaid Annual Bonus and performance-based equity for the fiscal year ending immediately before the year of termination of employment, (ii) cash payments equal to 150% of his then current base, payable over 18 months, (iii) a lump sum cash payment equal to the lesser of the prior fiscal year annual bonus paid or payable to Executive or 100% of the target Bonus for the fiscal year of termination (prorated in either case based on the number of days elapsed in the fiscal year of termination); (iv) immediate vesting of any unvested equity-based awards to the extent such awards would have become vested had Mr. Tick remained in continuous service with the Company for 90 days after termination, and (v) unless and until he is covered under another group health insurance plan, continuation of health insurance coverage for the lesser of 18 months or the maximum COBRA period.

In the alternative, if Mr. Tick is terminated without “Cause” (for reasons other than death or Disability) or resigns for “Good Reason” during the 90 days prior to or the 12 months following a Change of Control (as such term is defined in the Plan), Mr. Tick shall be entitled to receive the following: (i) any earned but unpaid annual Bonus and performance-based equity for the fiscal year ending immediately before the year of termination of employment and (ii) a lump sum cash payment equal to 200% of his then current base salary, (iii) a lump sum cash payment equal to the lesser of his prior fiscal year Bonus or 100% of the target Bonus for the fiscal year of termination, (iv) to the extent vesting is not automatically accelerated under the terms of the Plan, immediate 100% vesting of any equity, including vesting of any performance-based equity as if 100% of the target performance goals for the fiscal year of termination of employment had been achieved, and (v) unless and until he is covered under another group health insurance plan, continuation of health insurance coverage for the lesser of 18 months or the maximum COBRA period.

47	2026 Proxy Statement

Compensation Discussion and Analysis • Compensation of Chief Executive Officer

Board Seat. The Company and the Board agreed to take all reasonable action within their control to cause Mr. Tick to be named to the Board promptly following his appointment as CEO and, at all times while he is serving in such capacity, (i) to be nominated for election to the Board at each annual meeting of Shareholders and (ii) if elected, to remain on the Board.

Compensation of J. Todd Wilson. On October 30, 2025, we entered into an employment agreement with Mr. Wilson pursuant to which he began serving as our Executive Vice President and Chief Financial Officer effective December 15, 2025. The terms and conditions of Mr. Wilson’s compensation under the employment agreement are presented below:

Base Salary. Base salary shall be $575,000 per year.

Bonus Opportunity. Annual Bonus opportunity target shall be no less than 65% of Mr. Wilson’s base salary.

Relocation Expenses. Mr. Wilson will be provided a monthly housing allowance of $5,000 per month for six months. In addition, Mr. Wilson will be reimbursed for one round trip airline ticket per month between Austin and Los Angeles for 18 months following his start date.

Additional Benefits. Mr. Wilson shall receive perquisites consistent with those offered in his role as an executive officer of the Company, including the use of a company automobile or automobile allowance of up to $1,000 per month.

Signing Bonus. Mr. Wilson received a $250,000 signing bonus following his start date as a team member of the Company. Mr. Wilson will be required to repay the sign-on bonus if he resigns or voluntarily terminates his employment within the first 18 months of employment for any reason except as noted in his employment agreement.

Initial Equity Award. Mr. Wilson received an initial equity grant having a grant date fair market value of $500,000 (the “New Hire Grant”). The New Hire Grant will vest in three annual installments beginning on December 15, 2026, and is divided equally between restricted stock units and non-qualified stock options.

Annual Equity Grants. Equity grants will be made at the discretion of the Board under the Company’s 2024 Equity Incentive Plan (together with any successor or replacement equity incentive plans, the “Plan”). The Company agreed that Mr. Wilson’s annual long-term equity incentive grant for 2026 will have a grant date fair market value of $750,000.

Named Executive Officer Severance. Severance payable to our Named Executive Officers is based on arrangements set forth in each officer’s offer letter (“employment agreement”) or in accordance with Company practice as described in “Potential Payments upon Termination or Change in Control.”

Compensation Program Governance Policies

Prohibition on Hedging and Pledging. We prohibit our directors, executive officers and certain team members who have access to material, nonpublic information about our business, from hedging any shares of our stock, holding shares of our stock in a margin account or otherwise pledging shares of our stock as collateral for loans, and engaging in put options, call options, covered call options or other derivative securities in our common stock on an exchange or in any other organized market.

Clawback Policy. The Company maintains a clawback policy, which was amended and restated in 2023 in accordance with the applicable rules of The Nasdaq Stock Market, Section 10D and Rule 10D-1 of the Securities Exchange Act of 1934, as amended. The clawback policy provides for the recovery of cash and equity incentive compensation from our executive officers and other specified executives in the event of a financial restatement due to the material noncompliance of the Company with any financial reporting requirement under applicable federal securities laws, as further defined in the policy. Additionally, the Company’s AIP contains a “clawback” provision that applies in certain circumstances including fraud, theft, violations of laws, and intentional misconduct. Pursuant to the clawback provision, the Compensation Committee may (i) cause the cancellation of any actual award, (ii) require reimbursement of any actual award by an AIP participant, and (iii) effect any other right of recoupment of equity or other compensation provided under the AIP or otherwise in accordance with our policies and/or applicable law (each,

BJ's Restaurants, Inc.	48

Compensation Discussion and Analysis • Compensation Program Governance Policies

a “Clawback Provision”), in each case with respect to the Clawback Provision that was in effect as of the date of grant for a particular target award.

In addition, all equity awards granted under our equity incentive plans are subject to our clawback policy per the terms of such plan. The clawback policy may be amended to ensure ongoing compliance with new or changed regulatory requirements.

Executive Stock Ownership Guidelines. Our Stock Ownership Guidelines also establish requirements for executive officers (our Chief Executive Officer, Chief Financial Officer, Executive Vice Presidents and any other officers designated from time to time by us) to maintain the following levels of stock ownership:

Officer	Amount of Stock Required
Chief Executive Officer	3 times base salary
Executive Vice Presidents	1.5 times base salary

Officers who are subject to the guidelines have five years following the date that they become subject to the guidelines to comply with the applicable guideline ownership level.

Compliance with the Stock Ownership Guidelines. Compliance with the Stock Ownership Guidelines is measured on January 16 of each year. Once an officer has satisfied the applicable guideline, as long as he or she continues to own the same or a greater number of shares as in effect on the original date of compliance, a subsequent decrease in the market price of our Common Stock shall not result in non-compliance. However, if there is a disposition of shares by an officer following initial compliance, then compliance will be re-measured following such disposition, using the closing price of our common stock on the trading day immediately preceding the disposition date.

Shares that count towards satisfaction of the Stock Ownership Guidelines include (i) stock purchased on the open market, (ii) stock obtained through stock option exercises, (iii) vested or unvested shares of restricted stock units (other than unvested performance-based equity awards), and (iv) stock beneficially owned in a trust for the benefit of the officer or his or her immediate family members, by spouse and/or minor children. Effective January 2026, vested but unexercised stock options that are “in the money” no longer count towards satisfaction of the Stock Ownership Guidelines.

Consequences of Non-Compliance with Stock Ownership Guidelines. If the applicable officer has not satisfied his or her applicable ownership guideline level by the applicable deadline, the officer is required to retain an amount equal to 100% of the net shares received as a result of the exercise, vesting or payment of any equity awards granted until in compliance. For these purposes “net shares” means the shares remaining after sale or withholding of shares to pay the applicable exercise price, if any, and to satisfy any tax obligations arising from such exercise or vesting.

All of our officers who are subject to the Stock Ownership Guidelines are currently in compliance or within the timeframe required to comply.

49	2026 Proxy Statement

Compensation Committee Report • Compensation Committee Interlocks and Insider Participation

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussion, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

Compensation Committee

Bina Chaurasia, Chair	Lea Anne S. Ottinger	C. Bradford Richmond	Julius W. Robinson, Jr.

Compensation Committee Interlocks and Insider Participation

During all of fiscal 2025, Ms. Ottinger, Ms. Chaurasia, and Mr. Robinson served on the Compensation Committee. Mr. Richmond joined the Committee in September 2025, after the completion of his temporary service as our Interim Chief Executive Officer and Special Advisor to the Chief Executive Officer. Other than Mr. Richmond, who was not a member of the Compensation Committee while serving as our interim CEO during 2025, no one who is currently serving has ever been an officer or team member of the company or any of our subsidiaries, or has ever had a relationship requiring disclosure by us under Item 404 of Regulation S-K. None of our executive officers has served on the board of directors or compensation committee of any other entity that has or has had one or more executive officers who served as a member of our Board or the Compensation Committee during fiscal 2025.

Certain of the members of our Board or their affiliates have entered into transactions or arrangements with us during the past fiscal year which transactions and arrangements are described in “Certain Relationships and Related Transactions” below.

BJ's Restaurants, Inc.	50

Compensation Committee Report • Summary Compensation Table

Summary Compensation Table

The following table sets forth information concerning compensation for the fiscal year ended December 30, 2025, of our Chief Executive Officer and President, former Interim Chief Executive Officer, Executive Vice President and Chief Financial Officer, former Senior Vice President and Chief Financial Officer and each of our three other most highly compensated executive officers.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)(2)	Stock Awards ($)(3)(4)	Option Awards ($)(5)		Non-Equity Incentive Plan Compensation ($)(6)	All Other Compensation ($)		Total ($)

Lyle D. Tick	2025	710,769	—	1,567,179	319,590		637,143	207,100	(7)	3,441,781
Chief Executive Officer and	2024	185,753	200,000	300,032	300,018		—	36,610		1,022,413
President	2023	—	—	—	—		—	—		—

C. Bradford Richmond	2025	307,726	—	—	399,162	(8)	—	74,090	(9)	780,978
Former Interim Chief Executive	2024	164,384	—	360,013	359,584		—	172,329		1,056,310
Officer	2023	—	—	—	—		—	—		—

J. Todd Wilson	2025	23,630	250,000	250,030	249,407		15,402	462	(10)	788,931
Executive Vice President and	2024	—	—	—	—		—	—		—
Chief Financial Officer	2023	—	—	—	—		—	—		—

Jennifer A. Jaffe	2025	263,781	—	300,013	199,591		189,121	8,273	(11)	960,779
Executive Vice President and	2024	—	—	—	—		—	—		—
Chief People Officer	2023	—	—	—	—		—	—		—

Gregory S. Lynds	2025	426,000	—	238,770	55,012		263,055	9,192	(12)	992,029
Executive Vice President and	2024	418,000	—	191,819	91,573		183,827	9,192		894,411
Chief Development Officer	2023	407,500	—	166,729	83,255		232,275	9,192		898,951

Kendra D. Miller	2025	405,000	—	238,770	55,012		263,250	12,792	(13)	974,824
Executive Vice President and	2024	397,000	—	191,819	91,573		174,592	12,792		867,776
General Counsel	2023	385,000	—	166,729	83,255		219,450	12,792		867,226

Thomas A. Houdek	2025	222,066	—	290,846	67,012		—	6,366	(14)	586,290
Former Senior Vice President and	2024	465,000	—	226,677	108,206		170,414	12,792		983,089
Chief Financial Officer	2023	445,000	—	200,012	99,888		211,375	12,792		969,067

William J. Atkins	2025	—	—	—	—		—	607,868	(15)	607,868
Interim Principal Financial	2024	—	—	—	—		—	—		—
Officer	2023	—	—	—	—		—	—		—

(1)
Mr. Tick was promoted to our Chief Executive Officer and President on June 5, 2025, Mr. Richmond served as Interim Chief Executive Officer until June 5, 2025, and as Special Advisor to the Chief Executive Officer until August 22, 2025, Mr. Wilson joined the Company in December 2025, Ms. Jaffe joined the Company in May 2025, and Mr. Houdek separated from the Company in June 2025. Mr. Richmond’s non-employee director compensation, received after his employment with the Company ended, is not included.
(2)
Amounts in this column reflect signing bonuses paid in accordance with each executive’s respective employment agreement.
(3)
The fair value of the RSUs is based on the most recent closing stock price of our Common Stock as of the date of grant. Mr. Richmond’s grant, while included in this table, represents his non-employee director annual grant received subsequent to serving as our Interim CEO.

51	2026 Proxy Statement

Compensation Committee Report • Summary Compensation Table

(4)
The amounts in this column do not reflect amounts paid to or realized by the named individual for the respective fiscal years. Instead, these amounts reflect the aggregate grant date fair value of PSU awards computed in accordance with FASB Codification Topic No. 718, Compensation-Stock Compensation. There is no guarantee that, if and when these awards are ultimately realized, they will have this or any other value. Pursuant to the SEC rules, the amounts shown have not been reduced for estimated forfeitures related to service-based vesting conditions. Additionally, these awards have been valued at a 100% vest; however, vesting could range from 0% to 150% based on achievement of specified performance targets. See below for the value of the PSUs assuming the maximum goal is achieved. For additional information on the valuation assumptions with respect to 2025 grants, refer to Note 1 of our Consolidated Financial Statements in the Annual Report on Form 10-K for the year ended December 30, 2025, as filed with the SEC. If the maximum goal is achieved, and the executive is still employed at the time of vest, the 2025 PSU fair values would be as follows:

Name	Potential Value if Maximum Attained

Lyle D. Tick	$601,292

Gregory S. Lynds	$275,626

Kendra D. Miller	$275,626

Thomas A. Houdek	$335,743

(5)
The amounts in this column do not reflect amounts paid to or realized by the named individual for the respective fiscal years. Instead, these amounts reflect the aggregate grant date fair value of stock options computed in accordance with FASB Codification Topic No. 718, Compensation-Stock Compensation. There is no guarantee that, if and when these awards are ultimately realized, they will have this or any other value. Pursuant to the SEC rules, the amounts shown have not been reduced for estimated forfeitures related to service-based vesting conditions.
(6)
Mr. Richmond was not eligible for a bonus under the 2025 AIP. A potential multiplier ranging from 85% to 110% was applicable to the non-CEO executive bonuses, who achieved an actual multiplier ranging from 95% to 110% as noted in the “Annual Incentive Bonus Plan: Actual Payout vs. Target Bonus” table above. Amounts may include amounts earned in a given fiscal year but not paid until the subsequent fiscal year under the Company’s Annual Incentive Plan.
(7)
The amount shown is the estimated value of perquisites and other personal benefits, including group term life insurance ($792), auto allowance ($45,313), and housing allowance and relocation related expenses in accordance with Mr. Tick’s offer letter ($160,995).
(8)
The amount shown relates to service as our Interim Chief Executive Officer.
(9)
The amount shown is the estimated value of perquisites and other personal benefits, including group term life insurance ($518), auto allowance ($11,264) and housing allowance ($62,308).
(10)
The amount shown is the estimated value of perquisites and other personal benefits, including auto allowance ($462).
(11)
The amount shown is the estimated value of perquisites and other personal benefits, including group term life insurance ($427), and auto allowance ($7,846).
(12)
The amount shown is the estimated value of perquisites and other personal benefits, including group term life insurance ($792) and auto allowance ($8,400).
(13)
The amount shown is the estimated value of perquisites and other personal benefits, including group term life insurance ($792) and auto allowance ($12,000).
(14)
The amount shown is the estimated value of perquisites and other personal benefits, including group term life insurance ($366) and auto allowance ($6,000).
(15)
The amount shown is representative of consulting fees and expenses.

BJ's Restaurants, Inc.	52

Compensation Committee Report • Grants of Plan-Based Awards

Grants of Plan-Based Awards

The following table sets forth certain information with respect to equity and non-equity plan-based awards granted under our Equity Incentive Plan, as amended, and our AIP during the fiscal year ended December 30, 2025, to the persons named in the Summary Compensation Table.

Grants of Plan-Based Awards

					Stock Awards					Option Awards

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards(1)			Number of Securities Underlying All Other Stock	Grant Date Fair Value of Stock	Number of Securities Underlying Option	Exercise or Base Price of Option	Grant Date Fair Value of Option
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	Awards (#)(2)	Awards ($)(3)(4)	Awards (#)(5)	Awards ($/Share)(6)	Awards ($)(4)(7)

Lyle D. Tick
AIP		159,286	637,143	1,274,286
RSU	01/15/25							3,501	120,014
RSU	06/06/25							4,536	200,038
PSU	01/15/25				5,251	10,502	15,753
PSU(8)	06/06/25				—	22,676	22,676
Stock Option	01/15/25									5,820	34.28	120,003
Stock Option	06/06/25									9,251	44.10	199,587

C. Bradford Richmond(9)
RSU	06/19/25							2,747	125,043
Stock Option	07/15/25									21,131	39.70	399,162

J. Todd Wilson(10)
AIP		3,851	15,402	30,804
RSU	12/15/25							6,195	250,030
Stock Option	12/15/25									13,463	40.36	249,407

Jennifer A. Jaffe(10)
AIP		42,864	171,458	342,915
RSU	07/15/25							7,557	300,013
Stock Option	07/15/25									10,566	39.70	199,591

Gregory S. Lynds
AIP		69,225	276,900	553,800
RSU	01/15/25							1,605	55,019
PSU	01/15/25				2,407	4,814	7,221
Stock Option	01/15/25									2,668	34.28	55,012

Kendra D. Miller
AIP		65,813	263,250	526,500
RSU	01/15/25							1,605	55,019
PSU	01/15/25				2,407	4,814	7,221
Stock Option	01/15/25									2,668	34.28	55,012

Thomas A. Houdek(11)
AIP		59,250	237,000	474,000
RSU	01/15/25							1,955	67,017
PSU	01/15/25				2,932	5,864	8,796
Stock Option	01/15/25									3,250	34.28	67,012

William J. Atkins(12)

53	2026 Proxy Statement

Compensation Committee Report • Grants of Plan-Based Awards

(1)
These columns show the number of performance-based stock (“PSUs”) awards, subject to performance achievements, granted in fiscal 2025 to the Named Executive Officers. The criteria is based on relative TSR compared to our proxy peer group with a three-year cliff vest at the end of the performance period. Executives are eligible to earn from 50% to 150% of the award target based on performance against benchmark, and the award is forfeited if the Company does not achieve its threshold goal.
(2)
This column shows the number of RSUs granted in fiscal 2025 to the Named Executive Officers, all of which vest in three annual installments.
(3)
The fair value of the PSUs and RSUs is based on the closing stock price of our Common Stock on the date of grant or last trading day prior to the date of grant when grants take place on a day when the market is closed.
(4)
The amounts in this column do not reflect amounts paid to or realized by the named individual for fiscal 2025. Instead, these amounts reflect the aggregate grant date fair value of awards computed in accordance with FASB Codification Topic No. 718, Compensation-Stock Compensation. There is no guarantee that, if and when these awards are realized, they will have this or any other value.
(5)
This column shows the number of stock options granted in fiscal 2025 to the Named Executive Officers. All of such options vest in three equal annual installments and expire ten years from the date of grant.
(6)
This column reflects stock option grants which have an exercise price per share equal to the most recent closing stock price of our Common Stock as of the date of grant.
(7)
The fair value of options granted was estimated at the date of grant using a Black-Scholes option pricing model.
(8)
In connection with Mr. Tick’s promotion to Chief Executive Officer, the Board approved a $1,000,000 special equity grant under the Company’s Equity Incentive Plan in the form of performance share units vesting over three years and tied to share price achievement targets. See Special Grant to Chief Executive Officer and President under Equity Grant Timing Practices for more details.
(9)
Mr. Richmond was not eligible for a bonus under the 2025 AIP.
(10)
Mr. Wilson and Ms. Jaffe were not employed the entire year.
(11)
Mr. Houdek’s employment ended prior to completion of the fiscal year and the payout of bonuses.
(12)
Mr. Atkins served as the Company’s Interim Principal Financial Officer from July 28, 2025 to December 14, 2025, and as the Company’s Interim Principal Accounting Officer from November 8, 2025 to December 14, 2025. As a consultant, he was not eligible under the 2025 AIP nor did he receive equity awards.

BJ's Restaurants, Inc.	54

Compensation Committee Report • Outstanding Equity Awards at Fiscal Year-End

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information concerning equity awards for each Named Executive Officer that remained outstanding as of December 30, 2025.

Outstanding Equity Awards on December 30, 2025

							Stock Awards

		Option Awards					RSU				PSU

Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Grant Date	Number of Shares or Awards of Stock That Have Not Vested (#)(1)		Market Value of Shares or Awards of Stock That Have Not Vested ($)(2)	Number of Shares or Awards of Stock That Have Not Vested (#)(3)	Market Value of Shares or Awards of Stock That Have Not Vested ($)(4)

Lyle D. Tick	10/15/24	4,921	9,843	(5)	34.18	10/15/34	10/15/24	5,852		229,925	—	—
	01/15/25	—	5,820	(6)	34.28	01/15/35	01/15/25	3,501		137,554	10,502	412,624
	06/06/25	—	9,251	(7)	44.10	06/06/35	06/06/25	4,536		178,219	22,676	890,940

C. Bradford Richmond	08/28/24	19,024	—		31.95	08/28/34	06/19/25	2,747	(8)	107,930	—	—
	07/15/25	—	21,131	(9)	39.70	07/15/35	—	—		—	—	—

J. Todd Wilson	12/15/25	—	13,463	(10)	40.36	12/15/35	12/15/25	6,195		243,402	—	—

Jennifer A. Jaffe	07/15/25	—	10,566	(9)	39.70	07/15/35	07/15/25	7,557		296,915	—	—

Gregory S. Lynds	01/15/16	4,065	—		42.41	01/15/26	01/15/23	886		34,811	2,660	104,511
	01/15/17	5,537	—		35.95	01/15/27	01/15/24	1,918		75,358	2,878	113,077
	01/15/18	6,201	—		37.70	01/15/28	01/15/25	1,605		63,060	4,814	189,142
	01/15/19	4,771	—		53.22	01/15/29	—	—		—	—	—
	01/15/20	7,163	—		38.90	01/15/30	—	—		—	—	—
	01/15/21	4,556	—		46.91	01/15/31	—	—		—	—	—
	01/15/22	4,315	—		32.27	01/15/32	—	—		—	—	—
	01/15/23	3,030	1,515	(11)	31.34	01/15/33	—	—		—	—	—
	01/15/24	1,619	3,237	(12)	31.86	01/15/34	—	—		—	—	—
	01/15/25	—	2,668	(6)	34.28	01/15/35	—	—		—	—	—

Kendra D. Miller	01/15/16	929	—		42.41	01/15/26	01/15/23	886		34,811	2,660	104,511
	01/15/17	2,768	—		35.95	01/15/27	01/15/24	1,918		75,358	2,878	113,077
	01/15/18	4,651	—		37.70	01/15/28	01/15/25	1,605		63,060	4,814	189,142
	01/15/19	4,771	—		53.22	01/15/29	—	—		—	—	—
	01/15/20	7,163	—		38.90	01/15/30	—	—		—	—	—
	01/15/21	4,556	—		46.91	01/15/31	—	—		—	—	—
	01/15/22	4,315	—		32.27	01/15/32	—	—		—	—	—
	01/15/23	3,030	1,515	(11)	31.34	01/15/33	—	—		—	—	—
	01/15/24	1,619	3,237	(12)	31.86	01/15/34	—	—		—	—	—
	01/15/25	—	2,668	(6)	34.28	01/15/35	—	—		—	—	—

Thomas A. Houdek(12)	—	—	—		—	—	—	—		—	—	—

William J. Atkins(13)	—	—	—		—	—	—	—		—	—	—

(1)
All RSUs vest in three equal installments.
(2)
The fair value of the RSUs is based on the closing stock price of our Common Stock on December 30, 2025.
(3)
PSUs cliff vest at the end of three years if all criteria have been met, in an amount consistent with the achievement of the performance criteria; otherwise, they are cancelled in whole or part, depending on the achievement of the performance or criteria.
(4)
The fair value of the PSUs is based on the closing stock price of our Common Stock on December 30, 2025.
(5)
The unexercisable options vest in three annual installments commencing October 15, 2025.
(6)
The unexercisable options vest in three annual installments commencing January 15, 2026.
(7)
The unexercisable options vest in three annual installments commencing June 6, 2026.
(8)
Shares granted to Mr. Richmond as an independent director.
(9)
The unexercisable options vest in three annual installments commencing July 15, 2026.

55	2026 Proxy Statement

Compensation Committee Report • Outstanding Equity Awards at Fiscal Year-End

(10)
The unexercisable options vest in three annual installments commencing December 15, 2026.
(11)
The unexercisable options vest in three annual installments commencing January 15, 2024.
(12)
The unexercisable options vest in three annual installments commencing January 15, 2025.
(13)
Mr. Houdek separated from the Company in June 2025 and did not hold any outstanding awards as of 2025 fiscal year-end.
(14)
Mr. Atkins served as the Company’s Interim Principal Financial Officer from July 28, 2025 to December 14, 2025, and as the Company’s Interim Principal Accounting Officer from November 8, 2025 to December 14, 2025. As a consultant, he did not receive equity awards.

Option Exercises and Stock Vested During Last Fiscal Year

The following table sets forth information concerning each exercise of stock options and vesting of stock awards during fiscal 2025 for each of the Named Executive Officers on an aggregated basis:

	Stock Awards		Option Awards

Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)

Lyle D. Tick	2,926	94,159	—	—

C. Bradford Richmond	14,405	481,132	—	—

J. Todd Wilson	—	—	—	—

Jennifer A. Jaffe	—	—	—	—

Gregory S. Lynds	5,923	203,040	—	—

Kendra D. Miller	5,923	203,040	—	—

Thomas A. Houdek	6,274	215,073	4,315	154,477

William J. Atkins	—	—	—	—

(1)
Value includes accrued dividends released and realized.

Non-Qualified Deferred Compensation

We offer a deferred compensation plan for our highly compensated team members who are not eligible to participate in our 401(k) plan. Under this plan, a participant may elect to defer annually the receipt of up to 50% of base salary and up to 100% of other approved compensation and thereby delay taxation of these deferred amounts until actual payment of the deferred amount in future years. At the participant’s election, payments can be deferred until a specific date at least one year after the year of deferral or until termination of employment (subject to earlier payment in the event of a change of control) and can be paid in a lump sum or in up to ten annual installments. Separate deferral elections can be made for each year, and in limited circumstances, existing payment elections may be changed. The amounts deferred are credited to accounts that mirror the gains and/or losses of several different publicly available investment funds, based on the participant’s election. The rate of return for each participant varies depending on the specific investment elections made by the participant. In 2025, the investment funds available to participants provided rates of return ranging from 4.0% to 33.0%.

BJ's Restaurants, Inc.	56

Compensation Committee Report • Non-Qualified Deferred Compensation

We are not required to make any contributions to this plan and have unrestricted use of any amounts deferred by participants. Although we have established a “Rabbi Trust” to invest funds equal in amount to compensation that has been deferred, the deferred compensation plan is an unfunded, nonqualified plan, for which the benefits are to be paid out of our general assets and subject to forfeiture in the event of bankruptcy or liquidation. The plan is subject to the requirements of Section 409A of the Internal Revenue Code, and if a participant is considered a “specified employee” on his or her separation date, Section 409A requires the delay of payments for six months after such date.

The following table shows contributions and earnings during fiscal 2025, and the account balances as of December 30, 2025 (the last business day of 2025), for our Named Executive Officers under the deferred compensation plan.

Non-Qualified Deferred Compensation Table

Name	Executive Contributions ($)(1)	Company Contributions ($)	Aggregate Earnings/ (Loss) ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Year-End ($)

Lyle D. Tick	35,539	—	2,612	—	38,151

C. Bradford Richmond	—	—	—	—	—

J. Todd Wilson	—	—	—	—	—

Jennifer A. Jaffe	—	—	—	—	—

Gregory S. Lynds	—	—	—	—	—

Kendra D. Miller	13,335	—	87,748	—	599,608

Thomas A. Houdek	—	—	17,254	(19,897)	79,587

William J. Atkins	—	—	—	—	—

(1)
These amounts represent the executive’s contributions during fiscal 2025 and are included in the “Salary” column in the Summary Compensation Table for fiscal 2025.

Potential Payments Upon Termination or Change in Control

The Company provides its executive officers with severance arrangements as set forth in their employment agreements or based on Company practice. The Company’s practice related to payments and benefits for our current executive officers (other than our CEO) is as follows:

Summary of Severance for Executive Officers Upon a Termination without Cause

Title	Severance	Benefits
Executive Vice Presidents	12 months annual base salary	12 months of COBRA benefit payments (if not covered by another plan)

Senior Vice Presidents	6 months annual base salary plus an additional month of base salary for each full year of service (up to a maximum of 6 additional months)	COBRA benefit payments for the severance period (if not covered by another plan)

Receipt of the above severance payments is contingent upon the executive executing a release of claims. No severance payments or benefits described above shall be payable in the event of a resignation or voluntary separation from employment for any reason or in the event of termination with cause.

57	2026 Proxy Statement

Compensation Committee Report • Potential Payments upon Termination or Change in Control

The information set forth in the tables below describes the potential payments upon various qualifying terminations of employment, assumes the termination took place on the last day of fiscal 2025, and is based on our stock price on such date. As such, this is not a replica of what would be paid on such events in the future.

Involuntary Termination of Employment (unrelated to change in control)

Name	Cash Payment ($)(1)	Acceleration of Vesting of Awards ($)(2)	Health Benefits ($)(3)

Lyle D. Tick	1,837,143	220,831	26,240

C. Bradford Richmond	N/A	N/A	N/A

J. Todd Wilson	575,000	—	—

Jennifer A. Jaffe	415,000	—	10,720

Gregory S. Lynds	426,000	—	17,497

Kendra D. Miller	405,000	—	18,960

Thomas A. Houdek	N/A	N/A	N/A

William J. Atkins	N/A	N/A	N/A

(1)
Assumes termination payments as of December 30, 2025, for each executive for termination without cause, except for our CEO, which assumes termination without cause or for good reason or a termination due to his disability. Such termination payments are not applicable to Mr. Richmond, who resigned as our Interim Chief Executive Officer in June 2025, Mr. Houdek who separated from the Company in June 2025, and Mr. Atkins whose last day as our Interim Principal Financial and Principal Accounting Officer was December 14, 2025. Mr. Richmond, Mr. Houdek and Mr. Atkins did not receive any additional payments upon their departure.
(2)
Our NEOs (other than our Chief Executive Officer and President) are not entitled to equity vesting upon a termination without cause (other than in connection with a change in control) nor the vesting of new hire grants upon termination without cause or for good reason. Our Chief Executive Officer and President, pursuant to his employment agreement, is also entitled to 90 days of equity vesting upon a termination without cause, due to disability, or for good reason (unrelated to a change in control). The equity amounts set forth in the table above are calculated based on a termination date of December 30, 2025, and the fair market value of our Common Stock as of the close on the last trading day of our fiscal year.
(3)
Reflects the continuation of health benefits following the termination of employment for the period specified above for all NEOs, and our Chief Executive Officer and President, whose payments are based on the period of time as set forth in his employment agreement.

BJ's Restaurants, Inc.	58

Compensation Committee Report • Potential Payments upon Termination or Change in Control

Qualifying Termination following a Change in Control

Name	Cash Payment ($)(1)	Acceleration of Vesting of Awards ($)(2)	Health Benefits ($)(3)

Lyle D. Tick	2,237,143	1,928,718	26,240

C. Bradford Richmond	N/A	N/A	N/A

J. Todd Wilson	575,000	243,402	—

Jennifer A. Jaffe	415,000	296,915	10,720

Gregory S. Lynds	426,000	629,422	17,497

Kendra D. Miller	405,000	629,422	18,960

Thomas A. Houdek	N/A	N/A	N/A

William J. Atkins	N/A	N/A	N/A

(1)
Assumes termination payments of 2 times base salary as of December 30, 2025, for our Chief Executive Officer and President upon a termination without cause or for good reason, pursuant to his employment agreement. Our other Named Executive Officers are not entitled to any enhanced severance in connection with a change in control-related termination, as described earlier. The amounts set forth in the table for our other Named Executive Officers would be payable upon a termination without cause, whether or not a change in control occurs. Such termination payments are not applicable to Mr. Richmond, who resigned as our Interim Chief Executive Officer in June 2025, Mr. Houdek who separated from the Company in June 2025, and Mr. Atkins whose last day as our Interim Principal Financial and Principal Accounting Officer was December 14, 2025.
(2)
Amounts relate to equity vesting following a change in control (for our Chief Executive Officer and President, upon a termination without cause or for good reason, during the period starting 90 days prior to a change in control and ending 12 months following a change in control; and for our other NEOs upon a termination other than for misconduct or for good reason within 12 months following a change in control). All equity amounts set forth in the table and these footnotes are calculated based on a termination date of December 30, 2025, and the fair market value of our Common Stock as of the close on the last trading day of our fiscal year. Equity also vests, in the amounts set forth in the table, upon our liquidation, per the terms of the Equity Incentive Plan.
(3)
Reflects the continuation of health benefits following the termination of employment for the period specified above and with respect to our Chief Executive Officer and President, for the period of time as set forth in his employment agreement, as described earlier in the CD&A portion of this proxy statement. Our other Named Executive Officers are not entitled to any enhanced severance in connection with a change in control-related termination, as described earlier. The amounts set forth in the table for our other Named Executive Officers would be payable upon a termination without cause, whether or not a change in control occurs.

Pay Ratio Disclosure

Under Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(u) of Regulation S-K, the Company is required to disclose the ratio of the annual total compensation of our Chief Executive Officer for fiscal 2025, to the annual total compensation of our median team member. This pay ratio is a reasonable estimate calculated in accordance with applicable SEC rules based on our payroll and employment records and the methodology described below.

59	2026 Proxy Statement

Compensation Committee Report • Pay Ratio Disclosure

The overwhelming majority of our team member population consists of hourly part-time restaurant team members. To identify the median team member, we used 2025 gross wages for full-time and part-time individuals who were employed by us on December 30, 2025, other than Mr. Tick. We did not make any assumptions, adjustments, or estimates with respect to total cash compensation. We did, however, annualize the compensation for team members who were not employed by us for all of fiscal 2025 by taking a team member’s compensation for the number of days they were employed and annualizing such amount for the full year. Our median team member for 2025 was identified as a server.

Our median team member worked an average of 16 hours per week in 2025. We calculated annual total compensation for such team member using the same methodology we use for our Named Executive Officers as set forth in the Summary Compensation Table for fiscal 2025.

For the year ended December 30, 2025, the compensation for our Interim CEO, Mr. Richmond, who served until June 4, 2025, and our current CEO, Mr. Tick, who was appointed on June 5, 2025, were combined to arrive at the value used for the ratio of annual total compensation below.

Based on the foregoing, our estimated ratio of Mr. Richmond and Mr. Tick’s compensation as CEO to our median team member’s annual total compensation for fiscal 2025 is as follows:

Median team member annual total compensation	$26,224

Mr. Richmond and Mr. Tick’s combined total compensation(1)	$2,968,049

Ratio	113:1

(1)
Amount consists only of the compensation received by Mr. Tick ($2,187,071) and Mr. Richmond ($780,978) for their service as CEO and Interim CEO and excludes compensation relating to their service in other capacities. Mr. Tick also received an annual grant in the amount of $640,879 prior to his promotion to CEO, which is not included in the combined total compensation.

The methodologies used by public companies to determine an estimate of their pay ratio will vary and, because of the large number of hourly part-time personnel employed by restaurant companies, the pay ratios in the restaurant industry will generally be higher than is the case with other industries that do not rely on part-time or hourly team members. As a result, the estimated ratio reported above should not be used as a basis for comparison between companies.

BJ's Restaurants, Inc.	60

Compensation Committee Report • Pay Versus Performance

Pay versus Performance

In accordance with Item 402(v) of SEC Regulation S-K, we are providing the following information about the relationship between executive compensation actually paid, as defined by the SEC (“CAP”) to our principal executive officer (“PEO”) and non-PEO Named Executive (“Non-PEO NEOs”) and certain aspects of our financial performance. The Compensation Committee does not utilize CAP as the basis for making compensation decisions. For further information concerning our compensation philosophy and how we align executive compensation with our performance, please see our Compensation Discussion & Analysis.

The following table summarizes total compensation for our PEO as set forth in our Summary Compensation Table, CAP to our PEO, average total compensation for our Non-PEO NEOs as set forth in our Summary Compensation Table, and average CAP to our Non-PEO NEOs, each as calculated in accordance with SEC rules, and certain Company and peer group performance measures for the periods indicated:

Pay versus Performance Table

Fiscal Year(1)	Summary Compensation Table Total for Mr. Tick PEO 1(2)	Summary Compensation Table Total for Mr. Richmond PEO 2(2)	Summary Compensation Table Total for Mr. Levin PEO 3(2)	Summary Compensation Table Total for Mr. Trojan PEO 4(2)	Compensation Actually Paid to Mr. Tick PEO 1(3)	Compensation Actually Paid to Mr. Richmond PEO 2(3)	Compensation Actually Paid to Mr. Levin PEO 3(3)	Compensation Actually Paid to Mr. Trojan PEO 4(3)	Average Summary Compensation Table Total for Non-PEO NEOs(2)	Average Compensation Actually Paid to Non-PEO NEOs(3)

2025	$3,441,781	$780,978	N/A	N/A	$3,303,500	$777,061	N/A	N/A	$818,453	$700,368

2024	N/A	$1,056,310	$4,418,732	N/A	N/A	$1,139,255	($1,060,136)	N/A	$959,604	$830,157

2023	N/A	N/A	$3,578,502	N/A	N/A	N/A	$4,253,370	N/A	$953,363	$1,032,177

2022	N/A	N/A	$2,650,029	N/A	N/A	N/A	$1,945,628	N/A	$719,955	$565,128

2021	N/A	N/A	$2,519,663	$3,711,615	N/A	N/A	$2,579,184	$4,267,251	$856,556	$904,254

	Value of Initial Fixed $100 Investment Based On(4):		In Thousands

Fiscal Year(1)	Total Shareholder Return	Peer Group Total Shareholder Return(5)	Net Income (Loss)	Adjusted EBITDA6)

2025	$102.36	$93.67	$48,808	$134,075

2024	$92.56	$139.43	$16,687	$117,099

2023	$94.86	$117.55	$19,660	$103,778

2022	$69.49	$96.84	$4,076	$77,885

2021	$91.02	$121.51	$(3,606)	$70,523

(1)
Mr. Tick succeeded Mr. Richmond as PEO on June 5, 2025, Mr. Richmond succeeded Mr. Levin as PEO (on an interim basis) on August 28, 2024, and Mr. Levin succeeded Mr. Trojan as PEO on September 1, 2021. Our Non-PEO NEOs for the applicable fiscal years were as follows:
•
Fiscal Year 2025: Mr. Wilson, Ms. Jaffe, Mr. Lynds, Ms. Miller, Mr. Houdek and Mr. Atkins
•
Fiscal Year 2024: Mr. Houdek, Mr. Lynds, Mr. Putnam K. Shin and Mr. Tick
•
Fiscal Year 2023: Mr. Houdek, Mr. Lynds, Ms. Miller, and Mr. Shin
•
Fiscal Year 2022: Mr. Houdek, Mr. Lynds, Ms. Miller, and Mr. Krakower
•
Fiscal Year 2021: Mr. Houdek, Mr. Kevin E. Mayer, Mr. Lynds, and Ms. Miller
(2)
Amounts reported in these columns represent the total compensation reported in the Summary Compensation Table for the applicable fiscal year in the case of our PEOs, Messrs. Tick, Richmond, Levin and Trojan, and the average of the total compensation reported in the Summary Compensation Table for the applicable fiscal year for our Non-PEO NEOs reported for the applicable fiscal year.

61	2026 Proxy Statement

Compensation Committee Report • Pay Versus Performance

(3)
Amounts reported in these columns represent CAP; adjustments were made to the amounts reported in the Summary Compensation Table for the applicable fiscal year. A reconciliation of the adjustments for our PEOs, Messrs. Tick, Richmond, Levin and Trojan, and for the average of the Non-PEO NEOs is set forth in the following table, which describes the adjustments, each of which is prescribed by the SEC rules, to calculate the CAP amounts from Summary Compensation Table amounts.
(4)
Total Shareholder Return (“TSR”) is cumulative for the measurement periods beginning on December 31, 2020 and ending on the last day in fiscal year 2025, 2024, 2023, 2022, and 2021, respectively, calculated in accordance with Item 201(e) of Regulation S-K.
(5)
“Peer Group” represents the S&P 600 Restaurant Group Index, which we have identified as our peer group for purposes of Item 402(v) and which we use for purposes of compliance with Item 201(e) of Regulation S-K.
(6)
We have determined that Adjusted EBITDA is the financial performance measure that, in our assessment, represents the most important performance measure (that is not otherwise required to be disclosed in the table) used to link compensation actually paid to our named executive officers, for the most recently completed fiscal year, to company performance.

Reconciliation of Summary Compensation to Compensation Actually Paid (PEOs)

	Fiscal 2025		Fiscal 2024		Fiscal 2023	Fiscal 2022	Fiscal 2021

	Mr. Tick PEO 1	Mr. Richmond PEO 2	Mr. Richmond PEO 1	Mr. Levin PEO 2	Mr. Levin PEO 1	Mr. Levin PEO 1	Mr. Levin PEO 1	Mr. Trojan PEO 2

Summary Compensation Table	$3,441,781	$780,978	$1,056,310	$4,418,732	$3,578,502	$2,650,029	$2,519,663	$3,711,615

Minus Stock Award Reported in Summary Compensation Table for the Fiscal Year	(1,567,179)	—	(360,013)	(1,394,651)	(1,333,392)	(1,000,047)	(908,372)	(1,333,370)

Minus Stock Option Award Value Reported Summary Compensation Table for the Fiscal Year	(319,590)	(399,162)	(359,584)	(665,888)	(665,911)	(499,884)	(641,625)	(666,559)

(Minus) Plus Year End Fair Value of Equity Awards Granted During the Fiscal Year that Remain Outstanding and Unvested as of Last Day of the Fiscal Year	1,771,939	470,886	802,542	—	2,360,290	1,331,266	1,408,643	1,997,836

(Minus) Plus Year over Year Change in Fair Value as of the Last Day of the Fiscal Year of Outstanding and Unvested Equity Awards Granted in Prior Years	7,808	—	—	—	516,915	(461,714)	11,391	29,036

Plus Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Fiscal Year	—	—	—	—	—	—	—	—

(Minus) Plus Year over Year Change in Fair Value as of the Vesting Date of Equity Awards Granted in Prior Years that Vested During the Fiscal Year	(31,259)	(75,641)	—	(707,095)	(203,034)	(76,232)	183,544	511,023

Minus Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Fiscal Year	—	—	—	(2,711,234)	—	—	—	—

Plus Value of Dividends or other Earnings Paid on Stock or Option Awards Not Otherwise Reflected in Fair Value or Total Compensation for the Fiscal Year	—	—	—	—	—	2,210	5,940	17,670

Compensation Actually Paid	$3,303,500	$777,061	$1,139,255	$(1,060,136)	$4,253,370	$1,945,628	$2,579,184	$4,267,251

BJ's Restaurants, Inc.	62

Compensation Committee Report • Pay Versus Performance

Reconciliation of Average Summary Compensation to Average Compensation Actually Paid (Non-PEO NEOs)

	Fiscal 2025	Fiscal 2024	Fiscal 2023	Fiscal 2022	Fiscal 2021
	Average Non- PEO NEOs	Average Non- PEO NEOs	Average Non- PEO NEOs	Average Non- PEO NEOs	Average Non- PEO NEOs

Summary Compensation Table	$818,453	$959,604	$953,363	$719,955	$856,556

Minus Stock Award Reported in Summary Compensation Table for the Fiscal Year	(219,738)	(236,301)	(175,050)	(145,877)	(219,040)

Minus Stock Option Award Value Reported Summary Compensation Table for the Fiscal Year	(104,339)	(152,001)	(87,413)	(72,903)	(85,835)

(Minus) Plus Year End Fair Value of Equity Awards Granted During the Fiscal Year that Remain Outstanding and Unvested as of Last Day of the Fiscal Year	278,581	311,324	301,001	194,183	290,562

(Minus) Plus Year over Year Change in Fair Value as of the Last Day of the Fiscal Year of Outstanding and Unvested Equity Awards Granted in Prior Years	5,454	12,280	82,436	(103,046)	2,376

Plus Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Fiscal Year	—	—	—	—	4,808

(Minus) Plus Year over Year Change in Fair Value as of the Vesting Date of Equity Awards Granted in Prior Years that Vested During the Fiscal Year	(4,095)	(64,749)	(42,160)	(27,874)	53,113

Minus Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Fiscal Year	(73,948)	—	—	—	—

Plus Value of Dividends or other Earnings Paid on Stock or Option Awards Not Otherwise Reflected in Fair Value or Total Compensation for the Fiscal Year	—	—	—	690	1,714

Compensation Actually Paid	$700,368	$830,157	$1,032,177	$565,128	$904,254

In the table above, the unvested equity values are computed in accordance with the methodology used for financial reporting purposes, and for unvested awards subject to performance-based vesting conditions, based on the probable outcome of such performance-based vesting conditions as of the last day of the year.

Performance Measures Used to Link Company Performance and CAP

The following is a list of performance measures, which in our assessment represent the most important performance measures we use to link compensation actually paid to the Named Executive Officers for fiscal 2025. Each metric below is used for purposes of determining payouts under either our annual incentive program or vesting of our performance stock units. Please see the Compensation Discussion and Analysis for a further description of these metrics and how they are used in our executive compensation program.

1. Adjusted EBITDA

2. Comparable Restaurant Sales as measured against Black Box

3. Weekly Sales Average

63	2026 Proxy Statement

Compensation Committee Report • Pay Versus Performance

Relationship between CAP and TSR

The graph below illustrates the relationship between TSR and our Peer Group TSR as well as the relationship between CAP and TSR for our PEO and average Non-PEO NEOs.

Pay Versus Performance: Total Shareholder Return
Compensation Actually Paid ($000s)
Total Shareholder Return (TSR)
$5,000
$4,000
$3,000
$2,000
$1,000
$0
-$1,000
-$2,000
$160
$140
$120
$100
$80
$60
$40
$20
$0
$122
$4,267
$2,579
$91
$904
$97
$1,946
$69
$565
$118
$4,253
$95
$1,032
$139
$1,139
$93
-$1,060
$830
$3,304
$102
$94
$777
$700
FY 2021
FY 2022
FY 2023
FY 2024
FY 2025
PEO CAP (Tick)
PEO CAP (Richmond)
PEO CAP (Levin)
PEO CAP (Trojan)
Avg. Non-PEO NEOs CAP
BJ's Restaurants TSR
S&P 600 Restaurant Group Index TSR

Relationship between CAP and GAAP Net Income

The graph below reflects the relationship between our PEO and average Non-PEO NEOs CAP and our Net Income (Loss) for the applicable fiscal year.

Pay Versus Performance: GAAP Net Income (Loss)
Compensation Actually Paid ($000s)
$5,000
$4,000
$3,000
$2,000
$1,000
$0
-$1,000
-$2,000
GAAP Net Income (Loss) ($Ms)
$60
$50
$40
$30
$20
$10
$0
-$10
$2,579
$4,267
$904
$1,946
$565
$4,253
$1,032
$1,139
-$1,060
$830
$3,304
$777
$700
-$3.6
$4.1
$19.7
$16.7
$48.8
FY 2021
FY 2022
FY 2023
FY 2024
FY 2025
PEO CAP (Tick)
PEO CAP (Levin)
Avg. Non-PEO NEOs CAP
PEO CAP (Richmond)
PEO CAP (Trojan)
GAAP Net Income (Loss)

BJ's Restaurants, Inc.	64

Compensation Committee Report • Pay Versus Performance

Relationship between CAP and Adjusted EBITDA (our Company-Selected Measure)

The graph below reflects the relationship between our PEO and average Non-PEO NEOs CAP and our Adjusted EBITDA for the applicable fiscal year.

Pay Versus Performance: Adjusted EBITDA
Compensation Actually Paid ($000s)
Adjusted EBITDA ($Ms)
$5,000
$4,000
$3,000
$2,000
$1,000
$0
-$1,000
-$2,000
$160
$140
$120
$100
$80
$60
$40
$20
$0
$2,579
$4,267
$904
$70.5
$1,946
$565
$77.9
$4,253
$1,032
$103.8
$1,139
-$1,060
$830
$117.1
$3,304
$777
$700
$134.1
FY 2021
FY 2022
FY 2023
FY 2024
FY 2025
PEO CAP (Tick)
PEO CAP (Levin)
Avg. Non-PEO NEOs CAP
PEO CAP (Richmond)
PEO CAP (Trojan)
Adjusted EBITDA

65	2026 Proxy Statement

Compensation Committee Report • Certain Relationships and Related Party Transactions

Certain Relationships and Related Party Transactions

Pursuant to the terms of a Cooperation Agreement, dated December 30, 2024 and amended on November 14, 2025 (the “Amendment”), with Act III Holdings, LLC (with its affiliates, “Act III”) (the “Act III Cooperation Agreement”), Act III is subject to customary standstill restrictions, and will vote all shares of Common Stock beneficially owned by them in accordance with the Board’s recommendations (unless, with respect to proposals other than Board elections, ISS or Glass Lewis recommends a different vote). In connection with entering into the Act III Cooperation Agreement on December 30, 2024, the Company agreed to extend the termination date of Act III’s Warrant, originally issued in May 2020, by two years to May 4, 2027.

Pursuant to the amendment to the Act III Cooperation Agreement dated November 14, 2025, we (i) extended the expiration date of the Act III Cooperation Agreement to June 30, 2027 from May 4, 2027, and (ii) amended the standstill restrictions to permit the Act III Parties and their respective Affiliates to acquire additional beneficial ownership of the Company’s Common Stock so long as such beneficial ownership does not result in Act III and its Affiliates owning or having economic exposure equal to, in the aggregate, more than 2,091,011 shares of Company Common Stock (representing approximately 9.9% of the Company’s outstanding Common Stock as of the date of the Amendment), but excluding shares currently owned by Noah Elbogen or acquired by him after the date of the Amendment as a result of equity grants made to him in connection with his service on the Company’s Board of Directors (the “Act III Ownership Cap”). A more detailed description of the Act III Cooperation Agreement is contained in our Current Reports on Form 8-K filed with the SEC on January 2, 2025 and November 17, 2025.

Procedures for Approval of Related Party Transactions

To the extent that any “related-person transaction” is proposed, it is our policy that the Board or a committee designated by the Board (in each case without the participation of the related person in question) will review the material facts of the related-person transaction and either approve, ratify, reject, rescind or take other appropriate action with respect to the transaction. In considering related-person transactions, the Board takes into account the relevant available facts and circumstances including, but not limited to (i) the risks, costs and benefits to the Company, (ii) the impact on a director’s independence if the related person is a director, immediate family member of a director or an entity with which a director is affiliated, (iii) the terms of the transaction, (iv) the availability of other sources for comparable services or products, and (v) the terms available to or from, as the case may be, unrelated third parties or to or from team members generally. We do not currently have a written policy with respect to consideration of related-person transactions although certain aspects of such types of transactions are a subject of our Code of Integrity, Ethics and Conduct.

BJ's Restaurants, Inc.	66

Delinquent Section 16(A) Reports

DELINQUENT SECTION 16(A) REPORTS

Section 16 of the Securities Exchange Act of 1934, as amended, requires our directors and executive officers and persons who own more than 10% of a registered class of our equity securities to file various reports with the SEC concerning their holdings of, and transactions in, our securities. Copies of these filings must be furnished to us.

To our knowledge, based solely on a review of the copies of such forms furnished to us and written representations from our executive officers and directors, we believe all filings required to be made by our executive officers, directors and greater than 10% beneficial owners under Section 16 of the Securities Exchange Act of 1934 were made on a timely basis, except as set forth below.

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Due to an administrative error, the following officers did not timely file a Form 4 for additional shares released on January 15, 2025: Jacob J. Guild, Thomas A. Houdek, Brian S. Krakower, Gregory S. Lynds, Kendra D. Miller, Christopher P. Pinsak, Alexander M. Puchner, and Heidi E. Rogers. The required Form 4s were filed on March 4, 2025.
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Jennifer A. Jaffe did not timely file a Form 3 in connection with joining the Company on May 12, 2025. Ms. Jaffe subsequently filed a Form 3 on May 30, 2025.
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Jennifer A. Jaffe did not timely file a Form 4 in connection with her new hire grant on July 15, 2025. Ms. Jaffe subsequently filed a Form 4 on September 9, 2025.
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Thomas M. Kowalski did not timely file a Form 4 in connection with his new hire grant on July 15, 2025. Mr. Kowalski subsequently filed a Form 4 on September 9, 2025.

SHAREHOLDER PROPOSALS FOR 2026 ANNUAL MEETING

Requirements for Shareholder Proposals to be Considered for Inclusion in Our Proxy Materials. In order for a shareholder proposal to be included in our Proxy Statement for the next Annual Meeting of Shareholders, such proposal must be received at 7755 Center Avenue, Suite 300, Huntington Beach, California 92647, Attention: Corporate Secretary, no later than the close of business on December 24, 2026.

Requirements for Shareholder Proposals and Nominations to be Brought Before the Annual Meeting. Our bylaws govern the submission of nominations for director or other business proposals that a shareholder wishes to have considered at a meeting of shareholders, but which are not included in our proxy statement for that meeting. Under our bylaws, nominations for director or other business proposals to be addressed at our 2027 Annual Meeting may be made by a shareholder entitled to vote who has delivered a notice to our Corporate Secretary at the address indicated above no later than the close of business on February 22, 2027, and no earlier than January 23, 2027. This notice must contain the information required by our bylaws. In the event that the 2027 Annual Meeting is called for a date that is not within 30 days of June 11, 2027, to be timely, notice by the shareholder must be so received not later than the close of business on the tenth day following the date on which announcement of the date of the 2027 Annual Meeting is first made.

The advance notice provisions of our bylaws are in addition to, and separate from, the requirements that a shareholder must meet in order to have a proposal included in the proxy statement under the rules of the SEC. Under SEC Rule 14a-8, in order to be eligible for inclusion in next year’s proxy statement and proxy card, shareholder proposals must be received by our Corporate Secretary at the address indicated above no later than the close of business on December 24, 2026.

The proxy solicited by the Board for our next annual meeting will confer discretionary authority to vote on any proposal presented by a shareholder at that meeting for which we have not been provided with notice on or prior to March 9, 2027. If the shareholder does not comply with the requirements of Rule 14a-4(c)(2) under the Exchange Act, we may exercise discretionary voting authority under proxies that we solicit to vote in accordance with our best judgment on such shareholder proposal or nomination.

67	2026 Proxy Statement

Annual Report

ANNUAL REPORT

Accompanying this Proxy Statement is our Annual Report to Shareholders containing our Consolidated Financial Statements for the fiscal year ended December 30, 2025, which has been mailed concurrently herewith. The Annual Report to Shareholders is not incorporated in this Proxy Statement and is not deemed to be a part of the proxy solicitation material. Any shareholder who does not receive a copy of such Annual Report to Shareholders may obtain one by writing to us.

A copy of our Annual Report on Form 10-K, as filed with the SEC (exclusive of Exhibits), will be furnished by first class mail without charge to any person from whom the accompanying proxy is solicited upon written request to: BJ’S RESTAURANTS, INC., 7755 CENTER AVENUE, SUITE 300, HUNTINGTON BEACH, CALIFORNIA 92647, ATTENTION: CORPORATE SECRETARY. If exhibit copies are requested, a copying charge of $.20 per page may be required.

OTHER MATTERS

As of the date of this Proxy Statement, the Board does not know of any other matter which will be brought before the Annual Meeting. However, if any other matter properly comes before the Annual Meeting, or any adjournment thereof, the person or persons voting the proxies will vote on such matters in accordance with their best judgment and discretion.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 11, 2026

The Proxy Statement related to the Annual Meeting, our Annual Report to Shareholders for the fiscal year ended December 30, 2025, our Annual Report on Form 10-K for the fiscal year ended December 30, 2025, and directions to attend the Annual Meeting are available under “Proxy Materials” in the “Investors” section of our website at http://www.bjsrestaurants.com. Our website address is not intended to function as a hyperlink, and the information on our website is not and should not be considered part of this Proxy Statement and is not incorporated by reference herein.

By Order of the Board of Directors,

Lea Anne S. Ottinger	Lyle D. Tick
Chair of the Board	Chief Executive Officer and President

April 22, 2026

Huntington Beach, California

BJ's Restaurants, Inc.	68

BJ'S RESTAURANTS, INC.

7755 CENTER AVENUE, STE 300
HUNTINGTON BEACH, CA 92647

WWW.BJSRESTAURANTS.COM

1	2026 Proxy Statement

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. Your vote matters – here’s how to vote! You may vote online or by phone instead of mailing this card. Votes submitted electronically must be received by 11:00 p.m., Pacific Time, on June 10, 2026 Online Go to www.investorvote.com/BJRI or scan the QR code — login details are located in the shaded bar below. Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada Save paper, time and money! Sign up for electronic delivery at www.investorvote.com/BJRI Annual Meeting Proxy Card IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. 1. Election of Directors: For Withhold For Withhold For Withhold 01 -BINA CHAURASIA 02 -JAMES A. DAL POZZO 03 -NOAH A. ELBOGEN 04 -LEA ANNE S. OTTINGER 05 -C. BRADFORD RICHMOND 06 -JULIUS W. ROBINSON, JR. 07 -JANET M. SHERLOCK 08 -LYLE D. TICK For Against Abstain For Against Abstain 2. Approval, on an advisory and non-binding basis, of the 3. Ratification of the appointment of KPMG LLP as our independent compensation of named executive officers. registered public accounting firm for fiscal year 2026. NOTE: In their discretion, the Proxy Holder(s) are authorized to vote upon such other business as may properly come before the meeting, or any adjournment thereof, to the extent authorized by Rule 14a-4 promulgated by the Securities and Exchange Commission. To the extent cumulative voting applies, the undersigned hereby grants to the Proxy Holder(s) discretionary authority to cumulate votes represented by the shares covered by this proxy in the election of directors. THIS PROXY SHOULD BE SIGNED EXACTLY AS YOUR NAME APPEARS HEREON. JOINT OWNERS SHOULD BOTH SIGN. IF SIGNED BY EXECUTORS, ADMINISTRATORS, TRUSTEES AND OTHER PERSONS SIGNING IN REPRESENTATIVE CAPACITY, THEY SHOULD GIVE FULL TITLES. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box.

Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.investorvote.com/BJRI IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. Proxy — BJ’S RESTAURANTS, INC. PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF SHAREHOLDERS ON JUNE 11, 2026 THE UNDERSIGNED SHAREHOLDER OF BJ’S RESTAURANTS, INC., A CALIFORNIA CORPORATION, HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SHAREHOLDER MEETING NOTICE AND PROXY STATEMENT WITH RESPECT TO THE 2026 ANNUAL MEETING OF SHAREHOLDERS OF BJ’S RESTAURANTS, INC. TO BE HELD AT 7755 CENTER AVE., 4TH FLOOR, HUNTINGTON BEACH, CALIFORNIA 92647, ON THURSDAY, JUNE 11, 2026, AT 9:00 A.M., PACIFIC TIME, AND HEREBY APPOINTS LYLE D. TICK AND J. TODD WILSON, AND EACH OF THEM, PROXIES AND ATTORNEYS-IN-FACT, EACH WITH POWER OF SUBSTITUTION AND REVOCATION, AND EACH WITH ALL POWERS THAT THE UNDERSIGNED WOULD POSSESS IF PERSONALLY PRESENT, TO VOTE THE BJ’S RESTAURANTS, INC. COMMON STOCK OF THE UNDERSIGNED AT SUCH MEETING AND ANY POSTPONEMENT(S) OR ADJOURNMENT(S) OF SUCH MEETING, AS SET FORTH ON THE REVERSE SIDE, AND IN THEIR DISCRETION UPON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING (AND ANY SUCH POSTPONEMENT(S) OR ADJOURNMENT(S)). THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO SPECIFICATION IS MADE, IT WILL BE VOTED FOR ALL THE NOMINEES TO THE BOARD OF DIRECTORS LISTED, FOR PROPOSALS 2 AND 3, AND AS THE PROXY HOLDER(S) SHALL DETERMINE WITH RESPECT TO ANY OTHER PROPOSAL THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. PLEASE READ, COMPLETE, DATE, AND SIGN THIS PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. (Continued and to be Signed on the Other Side) Change of Address — Please print new address below.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. Annual Meeting Proxy Card IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. 1. Election of Directors: For Withhold For Withhold For Withhold

01 -BINA CHAURASIA 02 -JAMES A. DAL POZZO 03 -NOAH A. ELBOGEN 04 -LEA ANNE S. OTTINGER 05 -C. BRADFORD RICHMOND 06 -JULIUS W. ROBINSON, JR. 07 -JANET M. SHERLOCK 08 -LYLE D. TICK For Against Abstain For Against Abstain 2. Approval, on an advisory and non-binding basis, of the 3. Ratification of the appointment of KPMG LLP as our independent compensation of named executive officers. registered public accounting firm for fiscal year 2026. NOTE: In their discretion, the Proxy Holder(s) are authorized to vote upon such other business as may properly come before the meeting, or any adjournment thereof, to the extent authorized by Rule 14a-4 promulgated by the Securities and Exchange Commission. To the extent cumulative voting applies, the undersigned hereby grants to the Proxy Holder(s) discretionary authority to cumulate votes represented by the shares covered by this proxy in the election of directors. THIS PROXY SHOULD BE SIGNED EXACTLY AS YOUR NAME APPEARS HEREON. JOINT OWNERS SHOULD BOTH SIGN. IF SIGNED BY EXECUTORS, ADMINISTRATORS, TRUSTEES AND OTHER PERSONS SIGNING IN REPRESENTATIVE CAPACITY, THEY SHOULD GIVE FULL TITLES. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box.

IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.•

Proxy — BJ’S RESTAURANTS, INC. PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF SHAREHOLDERS ON JUNE 11, 2026 THE UNDERSIGNED SHAREHOLDER OF BJ’S RESTAURANTS, INC., A CALIFORNIA CORPORATION, HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SHAREHOLDER MEETING NOTICE AND PROXY STATEMENT WITH RESPECT TO THE 2026 ANNUAL MEETING OF SHAREHOLDERS OF BJ’S RESTAURANTS, INC. TO BE HELD AT 7755 CENTER AVE., 4TH FLOOR, HUNTINGTON BEACH, CALIFORNIA 92647, ON THURSDAY, JUNE 11, 2026, AT 9:00 A.M., PACIFIC TIME, AND HEREBY APPOINTS LYLE D. TICK AND J. TODD WILSON, AND EACH OF THEM, PROXIES AND ATTORNEYS-IN-FACT, EACH WITH POWER OF SUBSTITUTION AND REVOCATION, AND EACH WITH ALL POWERS THAT THE UNDERSIGNED WOULD POSSESS IF PERSONALLY PRESENT, TO VOTE THE BJ’S RESTAURANTS, INC. COMMON STOCK OF THE UNDERSIGNED AT SUCH MEETING AND ANY POSTPONEMENT(S) OR ADJOURNMENT(S) OF SUCH MEETING, AS SET FORTH ON THE REVERSE SIDE, AND IN THEIR DISCRETION UPON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING (AND ANY SUCH POSTPONEMENT(S) OR ADJOURNMENT(S)). THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO SPECIFICATION IS MADE, IT WILL BE VOTED FOR ALL THE NOMINEES TO THE BOARD OF DIRECTORS LISTED, FOR PROPOSALS 2 AND 3, AND AS THE PROXY HOLDER(S) SHALL DETERMINE WITH RESPECT TO ANY OTHER PROPOSAL THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. PLEASE READ, COMPLETE, DATE, AND SIGN THIS PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. (Continued and to be Signed on the Other Side